Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 dated as of March 6, 2017 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014 (as amended by Amendment No. 1 dated as of June 9, 2016, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended hereby, the “Amended Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. The Borrower has requested that, (i) on the Amendment No. 2 Effective Date (as defined below), certain provisions of the Credit Agreement be amended as set forth herein and (ii) Mortgages on certain Mortgaged Properties with an individual fair market value on the Amendment No. 2 Effective Date of less than $5,000,000 be released as set forth herein.

B. The Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement as provided for herein and to authorize the release of such Mortgages as provided for herein, in each case, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “Amendment No. 2 Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Amendment and (b) the payment of fees and expenses incurred in connection with the foregoing.

SECTION 2. Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Amendment No. 2” means Amendment No. 2 dated as of March 6, 2017, relating to this Agreement.

“Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2.

(b) The definition of the term “Permitted Investments” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “(A) $50,000,000 and (B) 4.0%” in clause (10) thereof with the words “(A) $400,000,000 and (B) 8.0%”.

(c) Clause (10) of Section 6.02(c) of the Credit Agreement is hereby restated in its entirety as follows:

(10) Restricted Payments made on or after the Amendment No. 2 Effective Date in an aggregate amount not to exceed $1,500,000,000, solely to the extent the proceeds thereof are used by Holdings to repurchase shares of its Capital Stock or to pay dividends or other distributions on or in respect of its Capital Stock; provided that (i) any such Restricted Payment is declared and paid or otherwise consummated on or prior to the first anniversary of the Amendment No. 2 Effective Date and (ii) at the time any such Restricted Payment is declared and paid or otherwise consummated and after giving pro forma effect thereto, (A) no Revolving Loans or Swingline Loans are outstanding, (B) if the proceeds thereof are to be used by Holdings to repurchase shares of its Capital Stock, the Borrower’s Consolidated Secured Net Debt Ratio does not exceed 4.00 to 1.00 and (C) if the proceeds thereof are to be used by Holdings to pay dividends or other distributions on or in respect of its Capital Stock, the Borrower’s Consolidated Net Leverage Ratio does not exceed 6.50 to 1.00; provided, further that, subject to compliance with the immediately preceding clause (ii) (but not clause (i)), an amount not to exceed $500,000,000 may be made at any time after the Amendment No. 2 Effective Date (including after the first anniversary of the Amendment No. 2 Effective Date) solely to the extent that the proceeds thereof are used by Holdings to repurchase shares of its Common Stock; provided, further, that on each date that any such Restricted Payment is made pursuant to this clause (10), Holdings and the Borrower shall be deemed to have made the representation and warranty set forth in Section 3.13(a) (with the words “Second Restatement Date” in each place set forth therein being deemed to refer to the date on which such Restricted Payment is made, the words “Second Restatement Transactions” therein being deemed to refer to such Restricted Payment and the parenthetical set forth therein being disregarded) on and as of such date.

SECTION 3. Authorization to Release Certain Mortgages. Effective as of the Amendment No. 2 Effective Date, the Required Lenders hereby authorize and direct the Agent to release any Mortgages with respect to the following Mortgaged Properties (the “Released Properties”):

(a) 1043 North 47th Ave., Phoenix, AZ 85043-1817

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(b) 8301 Imperial Drive, Waco, TX 76712

(c) 900 South Richfield Road, Placentia, CA 92870

(d) 5000 Triggs Street, Los Angeles, CA 90022

(e) 313 Gillett Street, Painesville, OH 44077

(f) 450 Goolsby Blvd., Deerfield, FL 33442

(g) 2600 South Custer Ave., Wichita, KS 67217

(h) 1414 Randolph Avenue, Avenel, NJ 07001

(i) 4223 Monticello Blvd., South Euclid, OH 44121; and

(j) 9810 6th Street, Rancho Cucamonga, CA 91730.

SECTION 4. Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 2 Effective Date”):

(a) the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent and (iii) Lenders constituting the Required Lenders;

(b) at the time of and immediately after giving effect to this Amendment, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Amendment No. 2 Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to refer to the Amendment No. 2 Transactions, and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded;

(c) the Agent shall have received a certificate dated as of the Amendment No. 2 Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraph (b) above; and

(d) the Agent shall have received (x) payment of the fees set forth in Section 5 hereof and (y) payment of all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the Agent or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Amendment No. 2 Effective Date in connection with this Amendment and the transactions contemplated hereby to the

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extent such expenses are invoiced at least one Business Day prior to the Amendment No. 2 Effective Date.

The Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Fees. On the Amendment No. 2 Effective Date, the Borrower shall pay to the Agent for the account of each Lender that executes and irrevocably delivers a signature page to this Amendment to the Agent (or its counsel) at or prior to 12:00 (noon), New York City time, on March 2, 2017, a fee (the “Amendment Fees”), in an amount equal to 0.15% of the aggregate amount of Revolving Credit Commitments (whether used or unused) and outstanding Term Loans of such Lender on the Amendment No. 2 Effective Date. The Amendment Fees shall be payable in immediately available funds and, once paid, shall not be refundable under any circumstances.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders and the Agent that (a) this Amendment has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Amendment constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “Amendment No. 2 Effective Date”, the words “Second Restatement Transactions” shall be deemed to refer to the Amendment No. 2 Transactions and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded and (c) as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment,

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modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 2 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 8. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations; and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 10. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.

ACME AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

AEROCONTROLEX GROUP, INC.

AEROSONIC LLC

AIRBORNE ACQUISITION, INC.

AIRBORNE GLOBAL, INC.

AIRBORNE HOLDINGS, INC.

AIRBORNE SYSTEMS NA INC.

AIRBORNE SYSTEMS NORTH AMERICA INC.

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

AMSAFE GLOBAL HOLDINGS, INC.

AMSAFE, INC.

ARKWIN INDUSTRIES, INC.

AVIATION TECHNOLOGIES, INC.

AVIONIC INSTRUMENTS LLC

AVIONICS SPECIALTIES, INC.

AVTECHTYEE, INC.

BETA TRANSFORMER TECHNOLOGY CORPORATION

BETA TRANSFORMER TECHNOLOGY LLC

BREEZE EASTERN LLC

BRIDPORT HOLDINGS, INC.

BRIDPORT-AIR CARRIER, INC.

BRUCE AEROSPACE INC.

CDA INTERCORP LLC

CEF INDUSTRIES, LLC

CHAMPION AEROSPACE LLC

DATA DEVICE CORPORATION

DUKES AEROSPACE, INC.

ELECTROMECH TECHNOLOGIES LLC

HARCO LLC

HARTWELL CORPORATION

ILC HOLDINGS, INC.

ILC INDUSTRIES, LLC

MARATHONNORCO AEROSPACE, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE INVESTMENTS, INC.

MCKECHNIE AEROSPACE US LLC

PEXCO AEROSPACE, INC.

PNEUDRAULICS, INC.

SCHNELLER LLC

SEMCO INSTRUMENTS, INC.

SHIELD RESTRAINT SYSTEMS, INC.

SKURKA AEROSPACE INC.

TELAIR INTERNATIONAL LLC

TELAIR US LLC

TEXAS ROTRONICS, INC.

TRANSICOIL LLC

WHIPPANY ACTUATION SYSTEMS, LLC

YOUNG & FRANKLIN INC.

TACTAIR FLUID CONTROLS, INC.

JOHNSON LIVERPOOL LLC

By:	/s/ Sean P. Maroney
	Name:	Sean P. Maroney
	Title:	Treasurer

[Signature Page to Amendment No. 2]

TRANSDIGM GROUP INCORPORATED

By:	/s/ Terrance M. Paradie
	Name:	Terrance M. Paradie
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By:	/s/ Sean P. Maroney
	Name:	Sean P. Maroney
	Title:	Vice President and Treasurer

BRIDPORT ERIE AVIATION, INC.

By:	/s/ Sean P. Maroney
	Name:	Sean P. Maroney
	Title:	Chairman of the Board and President

[Signature Page to Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

by	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: 1776 CLO I, Ltd.

By:		/s/ Ron Polye

	Name:	Ron Polye

	Title:	Authorized Officer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: 3i GLOBAL FLOATING RATE INCOME LIMITED

By: 3i Debt Management US LLC, as the US Investment Manager

By:		/s/ David Nadeau

	Name:	David Nadeau

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: 3i US Senior Loan Fund, L.P.

By:	3i Debt Management US, LLC as Manager

By:		/s/ David Nadeau

	Name:	David Nadeau

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: 5180-2 CLO LP

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: 55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust

By: BlackRock Financial Management Inc., Its Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: 55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust

By: BlackRock Financial Management Inc., Its Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: 55 Loan Strategy Fund Series 3 A Series Trust of Multi Manager Global Investment Trust

By: BlackRock Financial Management Inc., Its Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: A Series Trust of Multi Manager Global Investment Trust - PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: A Voce CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan

	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AAA Life Insurance Company

By:		/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ABR Reinsurance LTD.

By: BlackRock Financial Management, Inc., its Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACAS CLO 2012-1, Ltd.

By: MP CLO Management LLC, its Manager

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell

	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACAS CLO 2013-1, Ltd.

By: MP CLO Management LLC, its Manager

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell

	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACAS CLO 2013-2, LTD

By:	MP CLO Management LLC, its Manager

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell

	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACAS CLO 2014-1, Ltd.

By:	MP CLO Management LLC, its Manager

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell

	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACAS CLO 2014-2, Ltd.

By:	MP CLO Management LLC, its Manager

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell

	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACAS CLO 2015-1, Ltd.

By:	MP CLO Management LLC, its Collateral Manager

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell

	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACAS CLO 2015-2, Ltd.

By:	MP CLO Management LLC, its Collateral Manager

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell

	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACAS CLO IX, Ltd.

By:	MP CLO Management LLC, its Collateral Manager

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell

	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACE American Insurance Company

BY: T. Rowe Price Associates, Inc. as investment advisor

By:		/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ace European Group Limited

BY: BlackRock Financial Management, Inc., its Sub- Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACE Property & Casualty Insurance Company

BY: BlackRock Financial Management, Inc., its Investment Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACIS CLO 2013-2 LTD

By: Acis Capital Management, L.P., its Portfolio Manager

By:		/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACIS CLO 2013-1 LTD.

By: Acis Capital Management, L.P., its Portfolio Manager

By:		/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACIS CLO 2014-3, Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:		/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACIS CLO 2014-4, Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:		/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACIS CLO 2014-5, Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:		/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ACIS CLO 2015-6, Ltd

By: Acis Capital Management, L.P., its Portfolio Manager

By:		/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Adams Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky

	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Adirondack Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AdvisorShares Pacific Asset Enhanced Floating Rate ETF

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Sub-Adviser By: Virtus Partners LLC, as attorney-in-fact

By:		/s/ Norman Yang

	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:		/s/ Anar Majmudar

	Name:	Anar Majmudar
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AEGIS Electric and Gas International Services, Ltd.

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky

	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Affiliated Independent Distributors, Inc.

By:		/s/ Adam Brown

	Name:	Adam Brown

	Title:	Portfolio Manager

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AGF Floating Rate Income Fund

By: Eaton Vance Management as Portfolio Manager

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AIB Debt Management, Limited.

By		/s/ David Smith
	Name:	David Smith
	Title:	Vice President
Investment Advisor to
AIB Debt Management, Limited

By		/s/ Joan Chen
	Name:	Joan Chen
	Title:	Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SunAmerica Income Funds - SunAmerica Flexible Credit Fund

By:		/s/ Kyle Jennings

	Name:	Kyle Jennings

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Allstate Insurance Company

By	/s/ Robert Smith
	Name:	Robert Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by	/s/ John Pintozzi

	Name:	John Pintozzi
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Allstate Life Insurance Company

By	/s/ Robert Smith
	Name:	Robert Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By	/s/ John Pintozzi
	Name:	John Pintozzi
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AIMCO CLO, Series 2014-A By: Allstate Investments Management
Company as Collateral Manager

By	/s/ Robert Smith
	Name:	Robert Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By	/s/ John Pintozzi
	Name:	John Pintozzi
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AIMCO CLO, Series 2015-A By: Allstate Investments Management
Company as Collateral Manager

by	/s/ Robert Smith
	Name:	Robert Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By	/s/ John Pintozzi
	Name:	John Pintozzi
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AIRLIE CLO 2006 II Ltd.

by	/s/ Seth Cameron
	Name:	Seth Cameron
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By
Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALJ Global Bank Loan Fund 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By:	/s/ Robert Davis

	Name:	Robert Davis

	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By:	/s/ Robert Davis

	Name:	Robert Davis

	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM Inc. for and on behalf of

Allegro CLO II Limited

Allegro CLO III Limited

by:	/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris SA
Xavier Boucher
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AB Bond Fund, Inc. - AB Limited Duration High Income Portfolio

BY: AllianceBernstein L.P.

By:		/s/ Neil Ruffell

	Name:	Neil Ruffell
	Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AllianceBernstein Global High Income Fund

BY: AllianceBernstein L.P.

By:		/s/ Neil Ruffell

	Name:	Neil Ruffell
	Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AllianceBernstein High Income Fund

BY: AllianceBernstein L.P.

By:		/s/ Neil Ruffell

	Name:	Neil Ruffell
	Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AllianceBernstein Institutional Investments - AXA High Yield Loan II Portfolio

By: AllianceBernstein L.P., as Investment Advisor

By:		/s/ Neil Ruffell

	Name:	Neil Ruffell
	Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AllianceBernstein Institutional Investments - AXA High Yield Loan Portfolio

BY: AllianceBernstein L.P., as Investment Advisor

By:		/s/ Neil Ruffell

	Name:	Neil Ruffell
	Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM VII (R), Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM VII (R)-2, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM VII, Ltd.

BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM VIII, Ltd.

BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM XI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM XII, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM XIV, LTD.

BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM XIX, LTD.

by Apollo Credit Management (CLO), LLC, as its collateral manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM XVI, LTD.

by Apollo Credit Management (CLO), LLC, as its collateral manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ALM XVII, Ltd.

by Apollo Credit Management (CLO), LLC, as its collateral manager

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: American Century Capital Portfolios, Inc. - AC Alternatives Income Fund

By: Bain Capital Credit, LP as Subadvisor

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: American General Life Insurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan

	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: American Home Assurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan

	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: American Honda Master Retirement Trust

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ameriprise Certificate Company

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMJ Bank Loan Fund A Series Trust of Multimanager Global Investment Trust

BY: Brown Brothers Harriman Trust Company

(Cayman) Limited acting solely in its capacity as trustee of AMJ Bank Loan Fund, a series trust of Multi Manager Global Investment Trust, acting by Highbridge Principal Strategies, LLC as attorney-in-fact, and expressly on the basis that the parties agree they shall not have recourse to the assets of Multi

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMJ LOAN FUND SERIES 3 A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST

By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 3, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact

By:		/s/ Wellington Chin

	Name:	Wellington Chin

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO 15, LIMITED

BY: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO 16, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO 17, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO 18, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David Meyer

	Name:	David Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO 19, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David Meyer

	Name:	David Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO 20, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David Meyer

	Name:	David Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO IX, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P Meyer

	Name:	David P Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO XI, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO XII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO XIII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AMMC CLO XIV, LIMITED

By:		/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 3, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 4, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 5, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 6, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 7, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 8, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Capital CLO 9, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Anchorage Credit Funding 3, Ltd

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:		/s/ Melissa Griffiths

	Name:	Melissa Griffiths

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Annisa CLO, Ltd.

By: Invesco RR Fund L.P. as Collateral Manager By: Invesco RR Associates LLC, as general partner By: Invesco Senior Secured Management, Inc. as sole member

By:		/s/ Egan, Kevin

	Name:	Egan, Kevin

	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ANTHEM, INC. (FORMERLY KNOWN AS WELLPOINT, INC.)

BY: ARES WLP MANAGEMENT L.P., ITS MANAGER BY: ARES WLP MANAGEMENT GP LLC, ITS GENERAL PARTNER

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Aon Hewitt Group Trust - High Yield Plus Bond Fund

By: Bain Capital Credit, LP, as Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Apidos CLO IX

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO X

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XI

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XII

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XIV

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Apidos CLO XIX

BY: Its Collateral Manager, CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XV

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XVI

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XVII

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XVIII

BY: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XX

By: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XXI

By: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XXII

By: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Apidos CLO XXIII

By: Its Collateral Manager, CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XXIV

By: Its Collateral Manager CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: APIDOS CLO XXV

By: Its Collateral Manager CVC Credit Partners

By:		/s/ Gretchen Bergstresser

	Name:	Gretchen Bergstresser

	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Apollo Credit Funding III Ltd.

By: Apollo ST Fund Management LLC, its investment manager

By:		/s/ Joseph Glatt

	Name:	Joseph Glatt

	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Apollo Credit Funding IV Ltd.

By Apollo ST Fund Management, LLC, as its collateral manager

By:		/s/ Joseph Glatt

	Name:	Joseph Glatt

	Title:	Vice President

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Apollo Credit Funding V Ltd.

By Apollo ST Fund Management LLC, as its collateral manager

By:		/s/ Joseph Glatt

	Name:	Joseph Glatt

	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Apollo Credit Funding VI Ltd.

By: Apollo ST Fund Management LLC, as its collateral manager

By:		/s/ Joseph Glatt

	Name:	Joseph Glatt

	Title:	Vice President

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Apollo TR US Broadly Syndicated Loan LLC

By: Apollo Total Return Master Fund LP, its Member By: Apollo Total Return Advisors LP, its General Partner By: Apollo Total Return Advisors GP LLC, its General Partner

By:		/s/ Joseph Glatt

	Name:	Joseph Glatt

	Title:	Vice President

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Arch Investment Holdings III Ltd.

BY: PineBridge Investments LLC As Collateral Manager

By:		/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Arch Street CLO, Ltd.

By:		/s/ R. Ian O’Keeffe

	Name:	R. Ian O’Keeffe

	Title:	Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARCHES FUNDING ULC

By:		/s/ Madonna Sequeira

	Name:	Madonna Sequeira

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares Enhanced Credit Opportunities Fund B, LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES ENHANCED CREDIT OPPORTUNITIES FUND II LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES IIIR/IVR CLO LTD.

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares Institutional Credit Fund, LP

By: Ares Institutional Credit GP LLC, its general partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares Institutional Loan Fund B.V.

BY: Ares Management Limited, as manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares Loan Trust 2011

BY: ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares Multi-Strategy Credit Fund V (H), L.P.

BY: Ares MSCF V (H) Management LLC, its Manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares Senior Loan Trust

BY: Ares Senior Loan Trust Management, L.P., Its Investment Adviser By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES STRATEGIC INVESTMENT PARTNERS (L) LTD.

BY: ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS ITS MANAGER

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XL CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XLI CLO Ltd.

By: Ares CLO Management II LLC, as Asset Manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES XXIV CLO LTD.

BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES XXIX CLO LTD.

By: Ares CLO Management XXIX, L.P., its Asset Manager By: Ares CLO GP XXIX, LLC, its General Partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES XXV CLO LTD.

BY: Ares CLO Management XXV, L.P., its Asset Manager By:Ares CLO GP XXV, LLC, its General Partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES XXVI CLO LTD.

BY: Ares CLO Management XXVI, L.P., its Collateral Manager By: Ares CLO GP XXVI, LLC, its General Partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES XXVII CLO LTD.

By: Ares CLO Management XXVII, L.P., its Asset Manager By: Ares CLO GP XXVII, LLC, its General Partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES XXVIII CLO LTD.

By: Ares CLO Management XXVIII, L.P., its Asset Manager By: Ares CLO GP XXVIII, LLC, its General Partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ARES XXX CLO LTD.

By: Ares CLO Management XXX, L.P., its Asset Manager By: Ares CLO GP XXX, LLC, its General Partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XXXI CLO Ltd.

By: Ares CLO Management XXXI, L.P., its Portfolio Manager By: Ares Management LLC, its General Partner

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XXXII CLO Ltd.

By: Ares CLO Management XXXII, L.P., its Asset Manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XXXIII CLO Ltd.

By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XXXIV CLO Ltd.

By: Ares CLO Management LLC, its collateral manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XXXIX CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XXXV CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XXXVII CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ares XXXVIII CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Argo Re Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott

	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Argonaut Insurance Company

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott

	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Arrowpoint CLO 2013-1, LTD.

By:		/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Arrowpoint CLO 2014-2, LTD.

By:		/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Arrowpoint CLO 2014-3, LTD.

By:		/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Arrowpoint CLO 2015-4, Ltd.

By: Arrowpoint Asset Management, LLC As Collateral Manager

By:		/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Arrowpoint CLO 2016-5, Ltd.

By: Arrowpoint Asset Management, LLC As Collateral Manager

By:		/s/ Sanjai Bhonsle

	Name:	Sanjai Bhonsle

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ascension Alpha Fund, LLC

By: Pioneer Institutional Asset Management, Inc. As its adviser

By:		/s/ Margaret C Begley

	Name:	Margaret C. Begley

	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ascension Health Master Pension Trust

By: Pioneer Institutional Asset Management, Inc. As its adviser

By:		/s/ Margaret C Begley

	Name:	Margaret C. Begley

	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ASF1 Loan Funding LLC

By: Citibank, N.A.,

By:		/s/ Paul Plank

	Name:	Paul Plank

	Title:	Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Associated Electric & Gas Insurance Services Limited

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky

	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Associated Electric & Gas Insurance Services Limited

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Athene Annuity and Life Company

BY: Athene Asset Management, L.P., its investment manager
Apollo Capital Management, L.P., its sub-advisor

By:		/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ATLAS SENIOR LOAN FUND III, Ltd.

By: Crescent Capital Group LP, its adviser

By:		/s/ Wayne Hosang

	Name:	Wayne Hosang

	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Brian McKeon

	Name:	Brian McKeon

	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ATLAS SENIOR LOAN FUND IV, LTD.

By: Crescent Capital Group LP, its adviser

By:		/s/ Wayne Hosang

	Name:	Wayne Hosang

	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Brian McKeon

	Name:	Brian McKeon

	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ATLAS SENIOR LOAN FUND V, LTD.

By: Crescent Capital Group LP, its adviser

By:		/s/ Wayne Hosang

	Name:	Wayne Hosang

	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Brian McKeon

	Name:	Brian McKeon

	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ATLAS SENIOR LOAN FUND VI, LTD.

By: Crescent Capital Group LP, its adviser

By:		/s/ Wayne Hosang

	Name:	Wayne Hosang

	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Brian McKeon

	Name:	Brian McKeon

	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ATLAS SENIOR LOAN FUND VII, LTD.

By: Crescent Capital Group LP, its adviser

By:		/s/ Wayne Hosang

	Name:	Wayne Hosang

	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Brian McKeon

	Name:	Brian McKeon

	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ATRIUM IX

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Atrium X

BY: By: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ATRIUM XI

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Atrium XII

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub- advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Auto Club Life Insurance Company

By:		/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Automobile Club of Southern California Life Insurance Company

By:		/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AVAW

BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of AVAW

Represented by: Oak Hill Advisors, L.P. As Fund Manager

By:		/s/ Glenn August

	Name:	Glenn August

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Avery Point II CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Avery Point III CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Avery Point IV CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Avery Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Avery Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Avery Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM Paris SA for and on behalf of

FCP Columbus Diversified Leveraged Loans Fund
FCP Columbus Global Debt Fund
AXA Germany Leveraged Loans Fund
AXA UK Leveraged Loans Fund
FCP ACM US Loans Fund
FCP Sogecap Diversified Loans Fund
Matignon Derivatives Loans
AXA IM Loan Limited Matignon Loans Fund
Matignon Loans IARD fund
Matignon Leveraged Loans Limited

by	/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A.
	Title:	Xavier Boucher
Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: B&M CLO 2014-1 Ltd.

By:		/s/ John Heitkemper

	Name:	John Heitkemper

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BA/CSCREDIT 1 LLC

By: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND, a series of
Barings Funds Trust
	By:	Barings LLC as Investment Manager

By	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

The foregoing is executed on behalf of Barings Global Credit Income Opportunities Fund, a series of Barings Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BAE SYSTEMS 2000 PENSION PLAN TRUSTEES LIMITED

BY: Oak Hill Advisors, L.P., as Manager

By:		/s/ Glenn August

	Name:	Glenn August

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BAE SYSTEMS PENSION FUNDS CIF TRUSTEES LIMITED

BY:	Oak Hill Advisors, L.P., as Manager

By:		/s/ Glenn August

	Name:	Glenn August

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BAIN CAPITAL CREDIT CLO 2016-2, LIMITED

By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P.

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bain Capital Senior Loan Fund Public Limited Company

By:	Bain Capital Credit, LP, as Investment Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BAIN CAPITAL SENIOR LOAN FUND, L.P.

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bandera Strategic Credit Partners I, LP

By: Highland Capital Management, L.P., As Investment Manager

By:		/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bank of America, NA.

by	/s/ Tracey- Ann Scarlett
	Name:	Tracey-Ann Scarlett
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BARCLAYS BANK PLC

By	/s/ Ashley Berry
	Name:	Ashley Berry
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Barnabas Health Retirement Income Plan

By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Battalion CLO IV Ltd.

BY: BRIGADE CAPITAL MANAGEMENT LP As Collateral Manager

By:		/s/ James Keogh

	Name:	James Keogh

	Title:	Operations Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Battalion CLO IX Ltd.

By: Brigade Capital Management, LP as Collateral Manager

By:		/s/ James Keogh

	Name:	James Keogh

	Title:	Operations Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Battalion CLO V Ltd.

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:		/s/ James Keogh

	Name:	James Keogh

	Title:	Operations Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Battalion CLO VI Ltd.

By: Brigade Capital Management, LP as Collateral Manager

By:		/s/ James Keogh

	Name:	James Keogh

	Title:	Operations Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Battalion CLO VII Ltd.

By: Brigade Capital Management, LP as Collateral Manager

By:		/s/ James Keogh

	Name:	James Keogh

	Title:	Operations Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Battalion CLO VIII Ltd.

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:		/s/ James Keogh

	Name:	James Keogh

	Title:	Operations Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Battalion CLO X Ltd.

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:		/s/ James Keogh

	Name:	James Keogh

	Title:	Operations Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BayCity Senior Loan Master Fund, LTD.

BY: Symphony Asset Management LLC

By:		/s/ scott caraher

	Name:	scott caraher

	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BayernInvest Alternative Loan-Fonds

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne

	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BayernInvest Kapitalanlagegesellschaft mbH for BayernInvest Alternative Loan-Fonds

BY: Neuberger Berman Investment Advisers LLC as Investment Manager

By:		/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Beachhead Credit Opportunities LLC

by	/s/ Christine Woodhouse
	Name:	Christine Woodhouse
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Beachhead Special Opportunities LLC

by	/s/ Christine Woodhouse
	Name:	Christine Woodhouse
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Beazley Furlonge Limited

BY: Beazley Furlonge Limited, as managing agent of Syndicate 2623, acting by HPS Investment Partners, LLC, as attorney-in-fact

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO I, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO III, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO IV, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO IX, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO V, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO VI, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO VII, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO X, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Benefit Street Partners CLO XI, Ltd.

By:		/s/ Todd Marsh

	Name:	Todd Marsh

	Title:	Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Betony CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan

	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bighorn River Trading, LLC

By: SunTrust Bank, as manager

By:		/s/ Karen Weich

	Name:	Karen Weich

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Birchwood Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Black Diamond CLO 2006-1 (Cayman) LTD.

BY: Black Diamond CLO 2006-1 Adviser, L.L.C. As its Collateral Manager

By:		/s/ Stephen H. Deckoff

	Name:	Stephen H. Deckoff

	Title:	Managing Principal

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Black Diamond CLO 2013-1 Ltd.

By: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager

By:		/s/ Stephen H. Deckoff

	Name:	Stephen H. Deckoff

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Black Diamond CLO 2014-1 Ltd.

By: Black Diamond CLO 2014-1 Adviser, L.L.C. As its Collateral Manager

By:		/s/ Stephen H. Deckoff

	Name:	Stephen H. Deckoff

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Black Diamond CLO 2016-1 Ltd.

By: Black Diamond CLO 2016-1 Adviser, L.L.C. As its Collateral Manager

By:		/s/ Stephen H. Deckoff

	Name:	Stephen H. Deckoff

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BLACK DIAMOND OFFSHORE, LTD.

by		/s/ Nestor Dominguez

	Name:	Nestor Dominguez

	Title:	Portfolio Manager

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by:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Credit Strategies Income Fund of BlackRock Funds II

By: BlackRock Advisors, LLC, its Investment Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Debt Strategies Fund, Inc.

BY: BlackRock Financial Management, Inc., its Sub- Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Defined Opportunity Credit Trust

BY: BlackRock Financial Management Inc., its Sub- Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Limited Duration Income Trust

BY: BlackRock Financial Management, Inc., its Sub- Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Floating Rate Income Strategies Fund, Inc.

BY: BlackRock Financial Management, Inc., its Sub- Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Floating Rate Income Trust

By: BlackRock Advisors, LLC, its Investment Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Funds II, BlackRock Floating Rate Income Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Funds II, BlackRock Multi-Asset Income Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Global Investment Series: Income Strategies Portfolio

BY: BlackRock Financial Management, Inc., its Sub- Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Global Long/Short Credit Fund of BlackRock Funds

BY: BlackRock Financial Management, Inc., its Sub- Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlackRock Senior Floating Rate Portfolio

By: BlackRock Investment Management, LLC, its Investment Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Blackstone / GSO Senior Loan Portfolio

By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Blackstone GSO U.S. Loan Funding Limited

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BLACKSTONE HARRINGTON PARTNERS L.P.

By: GSO Capital Advisors LLC, its Investment Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BLACKSTONE TREASURY ASIA PTE. LTD.

BY: GSO Capital Advisors LLC, its Investment Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BLACKSTONE TREASURY SOLUTIONS MASTER FUND L.P.

By: GSO Capital Advisors LLC, its Investment Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Blackstone / GSO Secured Trust Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Blue Cross and Blue Shield of Florida, Inc.

BY: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Blue Cross of California

By: Bain Capital Credit, LP, as Investment Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Blue Cross of Idaho Health Service, Inc.

By: Seix Investment Advisors LLC, as Investment Manager

By:		/s/ George Goudelias

	Name:	George Goudelias

	Title:	Managing Director

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Blue Hill CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan

	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A.

BlueBay Asset Management LLP acting as agent for: BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A.

By:		/s/ Kevin Webb

	Name:	Kevin Webb

	Title:	Authorized Signatory

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueBay Structured Funds: Global High Income Loan Fund

BlueBay Asset Management LLP acting as agent for: BlueBay Structured Funds: Global High Income Loan Fund

By:		/s/ Kevin Webb

	Name:	Kevin Webb

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueCross BlueShield of Tennessee, Inc.

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni

	Title:	Vice President

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2012-1 Ltd

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2012-2 Ltd

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bluemountain CLO 2013-1 LTD.

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bluemountain CLO 2013-2 LTD.

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bluemountain CLO 2013-3 Ltd.

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bluemountain CLO 2013-4 Ltd.

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2014-1 Ltd

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2014-2 Ltd

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2014-3 Ltd.

By: BlueMountain Capital Management, LLC

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2014-4 Ltd

BY: BlueMountain Capital Management

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2015-1 Ltd

BlueMountain Capital Management, its Collateral Manager

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2015-2, Ltd.

By: BlueMountain Capital Management, LLC

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2015-3 Ltd

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2015-4, Ltd.

By: BlueMountain Capital Management, LLC

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2016-1, Ltd.

BlueMountain Capital Management, LLC

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2016-2, Ltd.

BlueMountain Capital Management, LLC

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain CLO 2016-3 Ltd

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BlueMountain Fuji US CLO I, Ltd.

By: BlueMountain Fuji Management, LLC, Series A

By:		/s/ Meghan Fornshell

	Name:	Meghan Fornshell

	Title:	Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BMO FLOATING RATE INCOME FUND

by	/s/ Daniel Brennand
	Name:	Daniel Brennand
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BNP Paribas Senior Corporate Loans Europe / US

by	/s/ Dennis Tian
	Name:	Dennis Tian
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by	/s/ Javier Peres Diaz
	Name:	Javier Peres Diaz
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BNP Paribas Flexi III Senior Secured Bank Loan Fund

by	/s/ Dennis Tian
	Name:	Dennis Tian
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by	/s/ Javier Peres Diaz
	Name:	Javier Peres Diaz
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BNP Paribas Flexi III Global Senior Corporate Loans Fund

by	/s/ Dennis Tian
	Name:	Dennis Tian
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by	/s/ Javier Peres Diaz
	Name:	Javier Peres Diaz
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BNPP IP CLO 2014-1, Ltd.

By	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BNPP IP CLO 2014-II, Ltd.

By	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BOC Pension Investment Fund

BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:		/s/ Kevin Egan

	Name:	Kevin Egan

	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bowman Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bridgeport CLO II Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bristol Park CLO, Ltd

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bronco Trading, LLC

By:		/s/ Karen Weich

	Name:	Karen Weich

	Title:	Vice President

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BRYCE FUNDING

By:		/s/ Madonna Sequeira

	Name:	Madonna Sequeira

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Burnham Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: California Public Employees’ Retirement System

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne

	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: California Street CLO XI, Limited Partnership

BY: Symphony Asset Management LLC

By:		/s/ scott caraher

	Name:	scott caraher

	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CANARAS SUMMIT CLO LTD.

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:		/s/ Marc McAfee

	Name:	Marc McAfee

	Title:	Analyst

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Canyon Capital CLO 2006-1, Ltd.

BY: Canyon Capital Advisors LLC, its Asset Manager

By:		/s/ Jonathan M. Kaplan

	Name:	Jonathan M. Kaplan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Canyon Capital CLO 2012-1 Ltd.

BY: Canyon Capital Advisors, its Asset Manager

By:		/s/ Jonathan M. Kaplan

	Name:	Jonathan M. Kaplan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Canyon Capital CLO 2014-1, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:		/s/ Jonathan M. Kaplan

	Name:	Jonathan M. Kaplan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Canyon Capital CLO 2014-2, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:		/s/ Jonathan M. Kaplan

	Name:	Jonathan M. Kaplan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Canyon Capital CLO 2015-1, LTD.

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:		/s/ Jonathan M. Kaplan

	Name:	Jonathan M. Kaplan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Canyon CLO 2016-1, Ltd.

By: Canyon CLO Advisors LLC, its Collateral Manager

By:		/s/ Jonathan M. Kaplan

	Name:	Jonathan M. Kaplan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Canyon CLO 2016-2, Ltd.

Canyon CLO Advisors LLC, its Collateral Manager

By:		/s/ Jonathan M. Kaplan

	Name:	Jonathan M. Kaplan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CARE Super

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky

	Title:	CO-CIO

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Daytona CLO, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2012-2, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2012-3, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2012-4, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2013-1, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2013-2, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2013-3, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2013-4, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2014-1, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2014-2, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2014-3, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2014-4, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2014-5, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2015-1, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2015-2, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2015-3, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2015-4, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2015-5, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2016-1, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2016-2 Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle Global Market Strategies CLO 2016-3, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle High Yield Partners X, Ltd

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle McLaren CLO, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Carlyle US CLO 2016-4, Ltd.

By:		/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Catamaran CLO 2012-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:		/s/ Daniel Gilligan

	Name:	Daniel Gilligan

	Title:	Authorized Signatory

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Catamaran CLO 2013-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:		/s/ Daniel Gilligan

	Name:	Daniel Gilligan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Catamaran CLO 2014-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:		/s/ Daniel Gilligan

	Name:	Daniel Gilligan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Catamaran CLO 2014-2 Ltd.

By:		/s/ Daniel Gilligan

	Name:	Daniel Gilligan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Catamaran CLO 2015-1 Ltd.

By:		/s/ Daniel Gilligan

	Name:	Daniel Gilligan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Catamaran CLO 2016-1 LTD.

By:		/s/ Daniel Gilligan

	Name:	Daniel Gilligan

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CATHAY BANK

by	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CATHEDRAL LAKE CLO 2013, LTD.

by	/s/ Nestor Dominguez
	Name:	Nestor Dominguez
	Title:	Portfolio manager

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CATHEDRAL LAKE III, LTD.

by	/s/ Nestor Dominguez
	Name:	Nestor Dominguez
	Title:	Portfolio manager

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CATHEDRAL LAKE IV, LTD.

by	/s/ Nestor Dominguez
	Name:	Nestor Dominguez
	Title:	Portfolio manager

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Catholic Health Initiatives Master Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Catlin Underwriting Agencies Limited for and on behalf of Syndicate 2003

By: Bain Capital Credit, LP, as Investment Manager

By:		/s/ Bain Capital

	Name:	Bain Capital

	Title:	Executive Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cavalry CLO II

By: Bain Capital Credit, LP, as Collateral Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cavalry CLO III, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cavalry CLO IV, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BEAN CREEK CLO, LTD.

by	/s/ Zack Sizemore
	Name:	Zack Sizemore
	Title:	Authorized Signor

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CEDAR CREEK CLO, LTD.

by	/s/ Zack Sizemore
	Name:	Zack Sizemore
	Title:	Authorized Signor

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CLEAR CREEK CLO, LTD.

by	/s/ Zack Sizemore
	Name:	Zack Sizemore
	Title:	Authorized Signor

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MILL CREEK CLO II, LTD.

by	/s/ Zack Sizemore
	Name:	Zack Sizemore
	Title:	Authorized Signor

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SILVER CREEK CLO, LTD.

by	/s/ Zack Sizemore
	Name:	Zack Sizemore
	Title:	Authorized Signor

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cedar Funding II CLO Ltd

By:		/s/ Annette Okumu

	Name:	Annette Okumu

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cedar Funding III CLO, Ltd.

By:		/s/ Annette Okumu

	Name:	Annette Okumu

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cedar Funding IV CLO, Ltd.

By:		/s/ Annette Okumu

	Name:	Annette Okumu

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cedar Funding V CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:		/s/ Annette Okumu

	Name:	Annette Okumu

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cedar Funding VI CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:		/s/ Annette Okumu

	Name:	Annette Okumu

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CDO 12 Limited

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CDO 14 Limited

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CDO 15 Limited

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 16, L.P.

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 17 Limited

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 18 Limited

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 19 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 20 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 21 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 22 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 23 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cent CLO 24 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Centennial Bank

By:		/s/ Mark Bernstein

	Name:	Mark Bernstein

	Title:	Senior Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CFIP CLO 2013-1, Ltd.,

by	Chicago Fundamental Investment Partners,
LLC, as Investment Manager for CFIP
CLO 2013-1, Ltd.,

by	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CFIP CLO 2014-1, Ltd.,

by	Chicago Fundamental Investment Partners, LLC, as Investment Manager for CFIP CLO 2014-1, Ltd.,

by	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Chevron Master Pension Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CHI Operating Investment Program L.P.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens

	Title:	Executive Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Chubb Bermuda Insurance Ltd

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Chubb Tempest Reinsurance Ltd.

by KKR Credit Advisors (US) LLC

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2007-II, Ltd.

BY: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2007-III, Ltd.

BY: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2012-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2012-III, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2013-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2013-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2013-III, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

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By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2013-IV, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

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By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2014-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

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By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2014, Ltd.

By: CIFC Asset Management LLC, its Portfolio Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

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By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2014-III, Ltd.

BY: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2014-IV, Ltd

BY: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2014-V, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2015-I, Ltd.

BY: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2015-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2015-III, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2015-IV, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Funding 2015-V, Ltd

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Interim Funding IX, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIFC Interim Funding X, Ltd.

By:		/s/ Elizabeth Chow

	Name:	Elizabeth Chow

	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIT Bank, N.A.

by		/s/ Christopher Mongeluzzi

	Name:	Christopher Mongeluzzi

	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Citi Loan Funding GCPH TRS LLC,

By:	Citibank, N.A.,

By:		/s/ Cynthia Gonzalvo

	Name:	Cynthia Gonzalvo

	Title:	Associate Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Citi Loan Funding Saguenay LLC

By:		/s/ Luke Newcomb

	Name:	Luke Newcomb

	Title:	Attorney-in-Fact

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Citibank, N.A.

by		/s/ Akshay Kulkarni

	Name:	Akshay Kulkarni

	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: City National Rochdale Fixed Income Opportunities Fund

By:	Seix Investment Advisors LLC, as Subadviser

By:		/s/ George Goudelias

	Name:	George Goudelias

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: City of Birmingham Employees Retirement System

As: Bradford & Marzec, LLC as Investment Advisor on behalf of the City of Birmingham Employees Retirement System, account number 1055053189

By:		/s/ John Heitkemper

	Name:	John Heitkemper

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: City of Birmingham Retiree Health Care Fund

As: Bradford & Marzec, LLC as Investment Advisor on behalf of the City of Birmingham Retiree Health Care Fund, account number 1055053214

By:		/s/ John Heitkemper

	Name:	John Heitkemper

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	City of New York Group Trust
By: GoldenTree Asset Management, LP

by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	GT Loan Financing I, Ltd.
By: GoldenTree Asset Management, LP

by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	The University of Chicago
By: GoldenTree Asset Management, LP

by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Swiss Capital Pro Loan Ill Pie
By: GoldenTree Asset Management, LP

by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Stellar Performer Global Series: Series G – Global
Credit By: GoldenTree Asset Management, LP

by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Health Net of California, Inc.
By: GoldenTree Asset Management, LP

by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: City of New York Group Trust

BY: Voya Investment Management Co. LLC as its investment manager

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne

	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: City of New York Group Trust

By:		/s/ Benjamin Fandinola

	Name:	Benjamin Fandinola

	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: City of New York Group Trust

BY: The Comptroller of the City of New York By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: City of Southfield Fire and Police Retirement System

BY: Bradford & Marzec, LLC as Investment Advisor on behalf of the City of Southfield Fire and Police Retirement System, account number 17-31469/FFS02

By:		/s/ John Heitkemper

	Name:	John Heitkemper

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CLOCKTOWER US SENIOR LOAN FUND, a series trust of MYL Global Investment Trust

By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	AMBITION TRUST 2009
By: Barings LLC as Investment Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	AMBITION TRUST 2011
By: Barings LLC as Investment Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BABSON CAPITAL FLOATING RATE INCOME MASTER FUND . L.P.
By: Barings LLC as Investment Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	CITY OF NEW YORK GROUP TRUST
By: Barings LLC as Investment Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BARINGS GLOBAL LOAN LIMITED
By: Barings LLC as Sub-Investment Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BABSON CLO LTD. 2015-II
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BABSON CLO LTD. 2013-I
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BABSON CLO LTD. 2014-I
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BABSON CLO LTD. 2014-II
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BABSON CLO LTD. 2014-III
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BABSON CLO LTD. 2015-I
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BABSON CLO LTD. 2016-I
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BARINGS CLO LTD. 2016-III
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BEL-AIR LOAN FUND LLC
By: Barings LLC as Investment Adviser

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BARINGS GLOBAL HIGH YIELD CREDIT STRATEGIES LIMITED
By: Barings LLC as Investment Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	SWISS CAPITAL PRO LOAN VI PLC
By: Barings LLC as Sub-Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	C.M. LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	MAPLES TRUST SERVICES (CAYMAN) LIMITED, solely in its capacity as trustee of BARINGS SENIOR LOAN TRUST
By: Barings LLC as Investment Adviser

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

The foregoing is executed on behalf of the Barings Senior Loan Trust, organized under a Declaration of Trust dated as of May 23, 2013, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

Name of Institution:	BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN)
LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 3 a Series Trust of Multi Manager Global Investment Trust By: Barings LLC as Investment Manager and Attorney-in-fact

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

The foregoing is executed on behalf of the Barings Loan Fund Series 3, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	UNIVERSAL-INVESTMENT-GESELLSCHAFT MBH on behalf and on account of BAYVK R1-Fonds Segment BAYVK R1-Fonds BARINGS acting by its attorney BARINGS LLC acting by:

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	UNIVERSAL-INVESTMENT-GESELLSCHAFT MBH on behalf and on account of BAYVK R2-Fonds Segment BAYVK R2-Fonds BARINGS acting by its attorney BARINGS LLC acting by:

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

Name of Institution:	BABSON CLO LTD . 2016-II
By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: COA Summit CLO Ltd

BY: 3i Debt Management US, LLC, as its Collateral Manager

By:		/s/ David Nadeau

	Name:	David Nadeau

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Coastal States Bank

by	/s/ Roseanne E. Sims
	Name:	Roseanne E. Sims
	Title:	VP, Underwriting Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cole Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund

BY: Eaton Vance Management as Investment Sub-Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:		/s/ Steven B. Staver

	Name:	Steven B. Staver

	Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Commerzbank AG, New York Branch

by		/s/ Michael J. Briganti

	Name:	Michael J. Briganti

	Title:	Vice President

For any institution requiring a second signature line:

by	/s/ Janet Wolff
	Name:	Janet Wolff
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Commission de la Caisse commune

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy

	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Commonwealth of Massachusetts Employees Deferred Compensation Plan

By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy

	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT

By: Credit Suisse Asset Management, LLC, as investment adviser

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Consumer Program Administrators, Inc

By: BlackRock Financial Management, Inc. its Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: COPPERHILL LOAN FUND I, LLC

BY: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Covenant Credit Partners CLO II, Ltd.

by	/s/ Christopher Brogdon
	Name:	Christopher Brogdon
	Title:	Asst. PM

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Credit Agricole Corporate and Investment Bank

by	/s/ Michael Madrick
	Name:	Michael Madrick
	Title:	Managing Director

by	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Credit lndustriel et Commercial, New York Branch

by	/s/ Gary Weiss
	Name:	Gary Weiss
	Title:	Managing Director

by	/s/ Clifford Abramsky
	Name:	Clifford Abramsky
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

by	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

by	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Credit Suisse Floating Rate Trust

By: Credit Suisse Asset Management, LLC, as its investment manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Credit Suisse Loan Funding LLC

by	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co- Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only)

BY: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Credos Floating Rate Fund LP

by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By:		/s/ Justin Slatky

	Name:	Justin Slatky

	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TIAA-CREF Investment Management, LLC, on behalf of College Retirement Equities Fund Bond Market Account

By:		/s/ Anders Persson

	Name:	Anders Persson

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Crestline Denali CLO XIV, LTD.

By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

By:		/s/ Kelli Marti

	Name:	Kelli Marti

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Crestline Denali CLO XV, Ltd.

By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XV, Ltd.

By:		/s/ Kelli Marti

	Name:	Kelli Marti

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Crown Point CLO II Ltd.

By:		/s/ John D’Angelo

	Name:	John D’Angelo

	Title:	Sr. Portfolio Manager
For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Crown Point CLO III, Ltd.

by Valcour Capital Management LLC, as its Collateral Manager

By:		/s/ John D’Angelo

	Name:	John D’Angelo

	Title:	Sr. Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CSAA Insurance Exchange

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner

	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott

	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CSAA Insurance Exchange

By:		/s/ Benjamin Fandinola

	Name:	Benjamin Fandinola

	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cumberland Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cutwater 2014-Il, Ltd. (by Cutwater Investor Services Corp. as Collateral Manager)

by	/s/ John Bluemke
	Name:	John Bluemke
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Cutwater 2015-I, Ltd.

(by Cutwater Investor Services Corp. as Collateral Manager)

by	/s/ John Bluemke
	Name:	John Bluemke
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CVP Cascade CLO-1 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:		/s/ Joseph Matteo

	Name:	Joseph Matteo

	Title:	Partner

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CVP Cascade CLO-2 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:		/s/ Joseph Matteo

	Name:	Joseph Matteo

	Title:	Partner

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CVP Cascade CLO-3 Ltd.

By: CVP CLO Manager, LLC as Investment Manager

By:		/s/ Joseph Matteo

	Name:	Joseph Matteo

	Title:	Partner

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DaVinci Reinsurance Ltd.

By: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DaVinci Reinsurance Ltd.

BY: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Delaware Diversified Income Trust

By:		/s/ Adam Brown

	Name:	Adam Brown

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Delaware Group Advisor Funds- Delaware Diversified Income Fund

By:		/s/ Adam Brown

	Name:	Adam Brown

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Delaware Group Foundation Funds- Delaware Foundation Conservative Allocation Fund

By:		/s/ Adam Brown

	Name:	Adam Brown

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Delaware Group Foundation Funds - Delaware Foundation Moderate Allocation Fund

By:		/s/ Adam Brown

	Name:	Adam Brown

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Delaware Group Income Funds-Delaware Diversified Floating Rate Fund

By:		/s/ Adam Brown

	Name:	Adam Brown

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Delaware Group Limited-Term Government Funds - Delaware Limited Term Diversified Income Fund

By:		/s/ Adam Brown

	Name:	Adam Brown

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Delaware Life Insurance Company

By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Delaware VIP Trust - Delaware VIP Diversified Income Series

By:		/s/ Adam Brown

	Name:	Adam Brown

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DENALI CAPITAL CLO VII, LTD.

BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO VII, LTD.

By:		/s/ Kelli Marti

	Name:	Kelli Marti

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DENALI CAPITAL CLO X, LTD.

BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO X, LTD.

By:		/s/ Kelli Marti

	Name:	Kelli Marti

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DENALI CAPITAL CLO XI, LTD.

BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By:		/s/ Kelli Marti

	Name:	Kelli Marti

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Denali Capital CLO XII, Ltd.

BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.

By:		/s/ Kelli Marti

	Name:	Kelli Marti

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Desjardins Floating Rate Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Desjardins Global Tactical Bond Fund (Fonds Desjardins Obligations mondiales tactique)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong

	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DEUTSCHE BANK (CAYMAN) LIMITED solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts) as the Trustee
By: Deutsche Bank AG New York Branch

by	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DEUTSCHE BANK AG NEW YORK BRANCH

by	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Deutsche Enhanced Commodity Strategy Fund

By: Deutsche Investment Management Americas Inc. Investment Advisor

By:		/s/ Azeem Haider

	Name:	Azeem Haider

	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Thomas V. Kirby

	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Deutsche Floating Rate Fund

BY: Deutsche Investment Management Americas Inc. Investment Advisor

By:		/s/ Azeem Haider

	Name:	Azeem Haider

	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Thomas V. Kirby

	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Deutsche Global Income Builder Fund

BY: Deutsche Investment Management Americas Inc. Investment Advisor

By:		/s/ Azeem Haider

	Name:	Azeem Haider

	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Cynthia Sumner

	Name:	Cynthia Sumner
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Deutsche Multi Market Income Trust

BY: Deutsche Investment Management Americas Inc. Investment Advisor

By:		/s/ Azeem Haider

	Name:	Azeem Haider

	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Cynthia Sumner

	Name:	Cynthia Sumner
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Deutsche Strategic Income Trust

BY: Deutsche Investment Management Americas Inc. Investment Advisor

By:		/s/ Azeem Haider

	Name:	Azeem Haider

	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Cynthia Sumner

	Name:	Cynthia Sumner
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Diversified Credit Portfolio Ltd.

BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:		/s/ Kevin Egan

	Name:	Kevin Egan

	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Diversified Real Asset CIT

By: Symphony Asset Management LLC

By:		/s/ scott caraher

	Name:	scott caraher

	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DOLLAR SENIOR LOAN FUND, LTD.

By: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery

	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Doral CLO III Ltd.

By:		/s/ Gibran Mahmud

	Name:	Gibran Mahmud

	Title:	Chief Investment Officer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Dorchester Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone

	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DOUBLE BLACK DIAMOND OFFSHORE, LTD.

By	/s/ Nestor Dominguez
	Name:	Nestor Dominguez
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Advanced Series Trust - AST Prudential Growth Allocation

Portfolio By: PGIM, Inc., as Investment Advisor

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden XXIV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden XXV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden XXVI Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden XXVIII Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 30 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 31 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 33 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 34 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 36 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 37 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 38 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 40 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 41 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 42 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 43 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 45 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 47 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Dryden 49 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Internationale Kapitalanlagegesellschaft mbH for account of GOTH LOANS By: PGIM, Inc., as Fund Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
North Dakota State Investment Board
By: PGIM, Inc., as Investment Advisor

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
North Dakota State Investment Board
By: PGIM, Inc., as Investment Advisor

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund
By: PGIM, Inc., as Investment Advisor

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
The Prudential Series Fund - Diversified Bond Portfolio By: PGIM, Inc., as Investment Advisor

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust By: PGIM, Inc., as Investment Advisor

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Pramerica Global Loan Opportunities Limited By: PGIM, Inc., as Investment Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Pramerica Loan Opportunities Limited By: PGIM, Inc., as Investment Manager

by	/s/ Brian Juliano
Brian Juliano
vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
Leveraged Loan (JPY hedged) fund a Series Trust of Cayman World Invest Trust By: PGIM, Inc., as Investment Manager

by	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Duane Street CLO IV, Ltd.

By: Napier Park Global Capital (US) LP As Collateral Manager

By:		/s/ Melanie Hanlon

	Name:	Melanie Hanlon
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Dunham Floating Rate Bond Fund

By:		/s/ Kyle Jennings

	Name:	Kyle Jennings

	Title:	Managing Director

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: EAF comPlan II - Private Debt

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh

	Title:	Authorized Person

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eastern Band of Cherokee Indians

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Eastern Brand of Cherokee Indians, account number 17-12465

By:		/s/ John Heitkemper

	Name:	John Heitkemper

	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eastland CLO, Ltd.

BY: Highland Capital Management, L.P., As Collateral Manager

By:		/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
By:	PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Chris Kappas

Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim]
By:	PPM America, Inc., as Delegated Manager

By:	/s/ Chris Kappas
Chris Kappas

Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PPM GRAYHAWK CLO, TD
By:	PPM America, Inc., as Collateral Manager

By:	/s/ Chris Kappas
Chris Kappas

Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof

	Title:	Vice President

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof

	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance CDO VIII, Ltd.

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance CDO X PLC

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance CLO 2013-1 LTD.

BY: Eaton Vance Management Portfolio Manager

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance CLO 2014-1, Ltd.

BY: Eaton Vance Management Portfolio Manager

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance CLO 2015-1 Ltd.

By: Eaton Vance Management Portfolio Manager

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Floating Rate Portfolio

BY: Boston Management and Research as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Floating-Rate Income Plus Fund

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Institutional Senior Loan Fund

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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By:
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Institutional Senior Loan Plus Fund

By: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Limited Duration Income Fund

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Botthof
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Loan Holding Limited

BY: Eaton Vance Management as Investment Manager

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Floating-Rate Income Trust

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Short Duration Diversified Income Fund

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Senior Floating-Rate Trust

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

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By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance Senior Income Trust

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust

By: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Eaton Vance VT Floating-Rate Income Fund

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ECP CLO 2013-5, LTD

BY: Silvermine Capital Management

By:		/s/ Richard Kurth

	Name:	Richard Kurth
	Title:	Principal

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ECP CLO 2014-6, LTD.

BY: Silvermine Capital Management LLC As Portfolio Manager

By:		/s/ Richard Kurth

	Name:	Richard Kurth
	Title:	Principal

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ECP CLO 2015-7, Ltd.

By: SILVERMINE CAPITAL MANAGEMENT, LLC Its Collateral Manager

By:		/s/ Richard Kurth

	Name:	Richard Kurth
	Title:	Principal

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Electronic Data Systems 1994 Pension Scheme

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

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By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Electronic Data Systems Retirement Plan

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ORIX Corporate Capital Inc.

by	/s/ David Maron
	Name:	David Maron
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by	NA
Name
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ELM CLO 2014-1, Ltd.

by	/s/ David Maron
	Name:	David Maron
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ELM CLO 2015-1, LLC

by:	/s/ David Maron
	Name:	David Maron
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mariner CLO 2016-3, LLC

by	/s/ David Maron
	Name:	David Maron
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Elysium Limited

By:		/s/ Pavel Antonov

	Name:	Pavel Antonov
	Title:	Attorney In Fact

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Emerson Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Emerson Place CLO, Ltd.

By:		/s/ Scott D’Orsi

	Name:	Scott D’Orsi
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Employees’ Retirement System of the State of Hawaii

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii, account number 17-14428/HIE52

By:		/s/ John Heitkemper

	Name:	John Heitkemper
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Employees’ Retirement System of the State of Rhode Island

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Endurance Investment Holdings Ltd.

BY: PineBridge Investments LLC Its Investment Manager

By:		/s/ Steven Oh

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Endurance Investment Holdings Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ERIE INDEMNITY COMPANY

By: Credit Suisse Asset Management, LLC., as its investment manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ERIE INSURANCE EXCHANGE

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ERSTE GROUP BANK AG

by	/s/ Brandon A. Meyerson
	Name:	BRANDON A. MEYERSON
	Title:	MANAGING DIRECTOR ERSTE GROUP BANK AG

For any institution requiring a second signature line:

by	/s/ Bryan J. Lynch
	Name:	BRYAN J. LYNCH
	Title:	SENIOR VICE PRESIDENT
ERSTE GROUP BANK AG

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: eSure - Insurance Limited

By:		/s/ Krystle Walker

	Name:	Krystle Walker
	Title:	Associate Director - Settlements

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Federated Bank Loan Core Fund

By:		/s/ Steven Wagner
	Name:	Steven Wagner
	Title:	VP-Sr Analyst/Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FedEx Corporation Employees’ Pension Trust

BlueBay Asset Management LLP acting as agent for: FedEx Corporation Employees’ Pension Trust

By:		/s/ Kevin Webb

	Name:	Kevin Webb
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FENGENCO - BV1 Qualified NDT

BY: Logan Circle Partners, LP as Investment Manager

By:		/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FENGENCO - BV2 Qualified NDT

BY: Logan Circle Partners, LP as Investment Manager

By:		/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FENGENCO - DB 1 Qualified NDT

BY: Logan Circle Partners, LP as Investment Manager

By:		/s/ Hume Najadawi
	Name:	Hume Najdawi
	Title:	Associate

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FENGENCO - Perry 1 Qualified NDT

BY: Logan Circle Partners, LP as Investment Manager

By:		/s/ Hume Najadawi
	Name:	Hume Najdawi
	Title:	Associate

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ballyrock CLO 2016-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Summer Street Trust: Fidelity High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: Fidelity Summer Street Trust: Fidelity Series High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity American High Yield Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Income Fund: Fidelity Total Bond Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Variable Insurance Products Fund: High Income Portfolio

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Advisor Series I: Fidelity Advisor High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 1

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Summer Street Trust: Fidelity Focused High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Central Investment Portfolios LLC: Fidelity Specialized High Income Central Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Summer Street Trust: Fidelity Short Duration High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Variable Insurance Products Fund: Floating Rate High Income Portfolio

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: FIAM LLC as Investment Manager

by	/s/ David Censorlo
	Name:	David Censorlo
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

by	/s/ David Censorlo
	Name:	David Censorlo
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FIAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager

by	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FIAM High Yield Bond Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

by	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Qualifying Investor Fund Pie

By: FIAM LLC as Sub Advisor

by	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Figueroa CLO 2013-1, Ltd.

BY: TCW Asset Management Company as Investment Manager

By:		/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FIGUEROA CLO 2013-2, LTD

BY: TCW Asset Management Company as Investment Manager

By:		/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Figueroa CLO 2014-1, Ltd.

BY: TCW Asset Management Company as Investment Manager

By:		/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Finn Square CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fire and Police Pension Fund, San Antonio

BY: PineBridge Investments LLC Its Investment Manager

By:		/s/ Steven Oh

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: First American Title Insurance Company

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: First Investors Floating Rate Fund

by	/s/ Alfredo Ferrandes
Name: Alfredo Ferrandes Title: Sr. Acct.

For any institution requiring a second signature line:

by	/s/ Rumoapee Alem
Name: Rumoapee Alem
Title: S. Accountant

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FirstEnergy System Master Retirement Trust

By: Bain Capital Credit, LP, as Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: First Energy Corp. System Master Retirement Trust

By: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

By:		/s/ James Keogh

	Name:	James Keogh
	Title:	Operations Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fixed Income Opportunities NB LLC

By: Neuberger Berman Investment Advisers LLC, as Managing Member

By:		/s/ Colin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fixed Income Opportunities Nero, LLC

By: BlackRock Financial Management Inc., Its Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Flagship CLO VIII Ltd

BY: Deutsche Investment Management Americas Inc. ,

As Interim Investment Manager

By:		/s/ Azeem Haider

	Name:	Azeem Haider
	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Thomas V. Kirby

	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Flagship VII Limited

BY: Deutsche Investment Management Americas Inc. ,

As Investment Manager

By:		/s/ Azeem Haider

	Name:	Azeem Haider
	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Thomas V. Kirby

	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC by: Wells Capital Management, as Investment Advisor

By:		/s/ Benjamin Fandinola

	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Florida Power & Light Company

By: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Four Corners CLO II, Ltd.

By:		/s/ Adam Brown

	Name:	Adam Brown
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Four Points Multi-Strategy Master Fund Inc. (Loan Account)

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager for the Loan Account

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FRANKLIN ALTERNATIVE STRATEGIES FUNDS - FRANKLIN K2

ALTERNATIVE STRATEGIES FUND

BY: Loomis, Sayles & Company, L.P., Its Investment

Manager,

Loomis, Sayles & Company, Incorporated, Its General

Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XIV CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral

Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XIX CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral

Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XV CLO, Ltd.

By: PineBridge Investments LLC

As Collateral Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XVI CLO, Ltd.

By: Pinebridge Investments LLC

As Collateral Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XVII CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral

Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XVIII CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral

Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XX CLO, Ltd.

BY: PineBridge Investments LLC, as

Collateral Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XXI CLO, Ltd.

By: PineBridge Investment LLC

Its Collateral Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Galaxy XXII CLO, Ltd

By: PineBridge Investments LLC

as Collateral Manager

By:		/s/ Steven Oh	:

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Gale Force 3 CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as

Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: MP Senior Credit Partners

Gallatin CLO IV 2012-1, Ltd

As Assignee

By: MP Senior Credit Partners L.P.

as its Collateral Manager

by	/s/ Michael Nervi
Name: Michael Nervi
Title: Principal

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MP Senior Credit Partners

Gallatin CLO V 2013-1, Ltd
As Assignee
By: MP Senior Credit Partners L.P.
as its Collateral Manager

by	/s/ Michael Nervi
Name: Michael Nervi
Title: Principal

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MP Senior Credit Partners

Gallatin CLO VI 2013-2, Ltd
As Assignee
By: MP Senior Credit Partners L.P.
as its Collateral Manager

by	/s/ Michael Nervi
Name: Michael Nervi
Title: Principal

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MP Senior Credit Partners

Gallatin CLO VI 2013-2, LLC
As Assignee
By: MP Senior Credit Partners L.P.
as its Portfolio Manager

by	/s/ Michael Nervi
Name: Michael Nervi
Title: Principal

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MP Senior Credit Partners

Gallatin CLO VII 2014-1, Ltd.
By: MP Senior Credit Partners
as its Portfolio Manager

by	/s/ Michael Nervi
Name: Michael Nervi
Title: Principal

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Garrison Funding 2015-1 Ltd.

By: Garrison Funding 2015-1 Manager LLC as Portfolio Manager

By:		/s/ Krystle Walker

	Name:	Krystle Walker
	Title:	Associate Director - Settlements

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Garrison Funding 2016-1 LTD

By:		/s/ Krystle Walker

	Name:	Krystle Walker
	Title:	Associate Director - Settlements

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GC Finance Operations II, Inc.
By GC Advisors LLC, its Manager

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Geveran Investments Limited

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GGC Treasury Holdings (AI), LP

By:		/s/ Rob Stobo

	Name:	Rob Stobo
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Gila River Indian Community

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Gila River Indian Community, account number 1040014161

By:		/s/ John Heitkemper

	Name:	John Heitkemper
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: 1828 CLO Ltd.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GLG Ore Hill CLO 2013-1, LTD.

By:		/s/ Richard Kurth

	Name:	Richard Kurth
	Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Global-Loan SV S.Ã r.l.

Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:		/s/ Robert Davis

	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GOLDMAN SACHS BANK USA

By	/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 14, Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 15, Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 19(B), Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 22(B), Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 23(B), Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 26(B), Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Government Employees Superannuation Board

By: Bain Capital Credit, LP, as Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Grayson CLO, Ltd.

By Highland Capital Management, L.P., As Servicer

By:		/s/ Carter Chism

	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Greenbriar CLO, LTD.

By: Highland Capital Management, L.P., As Servicer

By:		/s/ Carter Chism

	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Greywolf CLO II, Ltd

BY: Greywolf Capital Management LP, as Portfolio Manager

By:		/s/ William Troy

	Name:	William Troy
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Greywolf CLO III, Ltd

BY: Greywolf Capital Management LP, as Portfolio Manager

By:		/s/ William Troy

	Name:	William Troy
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Greywolf CLO IV, Ltd.

BY: Greywolf Capital Management LP, as Portfolio Manager

By:		/s/ William Troy

	Name:	William Troy
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Greywolf CLO V, Ltd

By: Greywolf Capital Management LP, as Portfolio Manager

By:		/s/ William Troy

	Name:	William Troy
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Grippen Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Gryphon 1 LTD

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GSO Loan Trust 2010

BY: GSO Capital Advisors LLC, As its Investment Advisor

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GSO LOAN TRUST 2011

BY: GSO Capital Advisors LLC, As its Investment Advisor

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Guggenheim Taxable Municipal Managed Duration Trust

BY: Guggenheim Partners Investment Management, LLC

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund

By: Guggenheim Partners Investment Management, LLC

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Guggenheim Loan Master Fund, Ltd

By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Guggenheim U.S. Loan Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Guggenheim U.S. Loan Fund II

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series)

By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Dynamic Credit Fund II LP

BY: Halcyon Loan Investment Management LLC, its Investment Manager

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2012-2, Ltd.

BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2013-1 Ltd.

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2013-2 LTD.

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2014-1, Ltd.

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2014-2 Ltd.

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2014-3 Ltd

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2015-1 Ltd

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2015-2 Ltd.

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Loan Advisors Funding 2015-3 Ltd

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Halcyon Senior Loan Fund I Master LP

BY: Halcyon Loan Investment Management LLC as Investment Manager

By:		/s/ David Martino

	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Hartford Life and Accident Insurance Company By: Hartford Investment Management Company Its Agent and Attorney-in-Fact

by	/s/ Todd J. Jorgensen
Name: Todd J. Jorgensen
Title: AVP/Leveraged Credit

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AAM/HIMCO Short Duration Fund By: Hartford Investment Management Company Its Investment Advisor, as a Lender

by	/s/ Todd J. Jorgensen
Name: Todd J. Jorgensen
Title: AVP/Leveraged Credit

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Hartford Life Insurance Company By: Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

by	/s/ Todd J. Jorgensen
Name: Todd J. Jorgensen
Title: AVP/Leveraged Credit

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Hartford Fire Insurance Company By: Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

by	/s/ Todd J. Jorgensen
Name: Todd J. Jorgensen
Title: AVP/Leveraged Credit

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Hartford Accident and Indemnity Company By: Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

by	/s/ Todd J. Jorgensen
Name: Todd J. Jorgensen
Title: AVP/Leveraged Credit

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Hartford Life and Annuity Insurance Company By: Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

by	/s/ Todd J. Jorgensen
Name: Todd J. Jorgensen
Title: AVP/Leveraged Credit

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Hartford Multi-Asset Income Fund

By: Wellington Management Company, LLP as its Investment Advisor

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Hartford Unconstrained Bond Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Hastings Mutual Insurance Company

By:		/s/ Kathy News

	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Health Employees Superannuation Trust Australia

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Health Net Community Solutions, Inc.

BY: Deutsche Investment Management Americas Inc.

As Manager

By:		/s/ Azeem Haider

	Name:	Azeem Haider
	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Thomas V. Kirby

	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Helaba Invest Kapitalanlagegesellschaft mbH for/on behalf of HI-ZW-

Fonds, Segment HI-ZW-BUL-SFonds

By: Guggenheim Partners Investment Management,

LLC as Asset Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Hempstead CLO LP

BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Liquid Loan Opportunities Master Fund, L.P.

By: HPS Investment Partners, LLC Its Investment Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highbridge Loan Management 2012-1, Ltd.

By: HPS Investment Partners, LLC, Its Investment Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highbridge Loan Management 2013-2, Ltd.

By: HPS Investment Partners, LLC, Its Investment Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highbridge Loan Management 4-2014, Ltd.

By: HPS Investment Partners , LLC As the Collateral Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highbridge Loan Management 5-2015, Ltd.

By: HPS Investment Partners, LLC As the Collateral Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highbridge Loan Management 6-2015, Ltd.

By: HPS Investment Partners, LLC As the Collateral Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highbridge Loan Management 8-2016, Ltd.

By: HPS Investment Partners, LLC As the Collateral Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highbridge Loan Management 7-2015, Ltd.

By: HPS Investment Partners, LLC, its Collateral Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highland Funds I, on behalf of its Series, Highland Floating Rate Opportunities Fund

By:		/s/ Brian Mitts

	Name:	Brian Mitts
	Title:	Senior Fund Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highland Loan Master Fund, L.P.

By: Highland Capital Management, L.P., As Investment Manager

By:		/s/ Carter Chism

	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highland Prometheus Master Fund, L.P.

By:		/s/ Carter Chism

	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highland Funds I, on behalf of its Series, Highland/ iBoxx Senior Loan ETF

By:		/s/ Brian Mitts

	Name:	Brian Mitts
	Title:	Senior Fund Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Highmark Inc.

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HillMark Funding, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:		/s/ Mark Gold

	Name:	Mark Gold
	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HI-PF-BUL-SFonds

BY: Guggenheim Partners Investment Management, LLC as Asset Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Honeywell International Inc Master Retirement Trust

By:		/s/ Kathy News

	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Houston Casualty Company

BY: BlackRock Investment Management, LLC, its Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HP US HIGH YIELD

BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of HP US HIGH YIELD Represented by: Oak Hill Advisors, L.P. As Fund Manager

By:		/s/ Glenn August

	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HPS Loan Management 10-2016, Ltd.

By: HPS Investment Partners, LLC, its Investment Manager

By:		/s/ Wellington Chin

	Name:	Wellington Chin
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HPS Loan Management 9-2016, Ltd.

By: HPS Investment Partners, LLC As the Collateral Manager

By:		/s/ Jamie Donsky

	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HSBC Bank plc

by
Name: Marvin Rose
Title: Authorised Signatory

For any institution requiring a second signature line:

by
Name: Nick Hunter
Title: Authorised Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Hull Street CLO, Ltd.

By:		/s/ R. Ian O’Keeffe

	Name:	R. Ian O’Keeffe
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Huntington National Bank

by	/s/ Ryan Benefiel
Name: Ryan Benefiel
Title: Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HYFI Aquamarine Loan Fund

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HYFI LOAN FUND

By: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: IAM National Pension Fund

By: Guggenheim Partners Investment Management, LLC as Adviser

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: IBM 401(k) Plus Plan Trust

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ICG US CLO 2014-1, Ltd.

By:		/s/ Seth Katzenstein

	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ICG US CLO 2014-2 Ltd

By:		/s/ Seth Katzenstein

	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ICG US CLO 2014-3, Ltd.

By:		/s/ Seth Katzenstein

	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ICG US CLO 2015-1, Ltd

By:		/s/ Seth Katzenstein

	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ICG US CLO 2015-2, Ltd.

By:		/s/ Seth Katzenstein

	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ICG US CLO 2016-1, Ltd.

By:		/s/ Seth Katzenstein

	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ICG US CLO 2017-1, Ltd.

By:		/s/ Seth Katzenstein

	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ILLINOIS STATE BOARD OF INVESTMENT

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:		/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ILWU - PMA PENSION PLAN

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the ILWU - PMA Pension Plan, account number CIT7

By:		/s/ John Heitkemper

	Name:	John Heitkemper
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Imperial County Employees’ Retirement System

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Imperial County Empoyees’ Retirement System, account number P24736/43383

By:		/s/ John Heitkemper

	Name:	John Heitkemper
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Indiana Public Retirement System

By: Oaktree Capital Management, L.P. its: Investment Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Indiana University

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Indiana University Health, Inc.

By: Guggenheim Partners Investment Management, LLC, as Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: NN (L) Flex - Senior Loans Select

Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: NN (L) Flex - Senior Loans

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ING CAPITAL LLC

by	/s/ Mallika Kamphampati
	Name:	Mallika Kamphampati
	Title:	Managing Director

For any institution requiring a second signature line:

by	/s/ Yael Hayim
	Name:	Yael Hayim
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya High Income Floating Rate Fund

BY: Voya Investment Management Co. LLC, as its investment advisor

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Innovation Trust 2009

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Innovation Trust 2011

BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Inter-American Development Bank

By:		/s/ Colin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH

By: Bain Capital Credit, LP, as Fund Manager

By:		/s/ Andrew Viens

	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco BL Fund, Ltd.

By: Invesco Management S.A. As Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Dynamic Credit Opportunities Fund

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Floating Rate Fund

BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Floating Rate Income Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:		/s/ Egan, Kevin

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Gemini US Loan Fund LLC

By: Invesco Senior Secured Management, Inc as Investment Advisor

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Polaris US Bank Loan Fund

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Senior Income Trust

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Senior Loan Fund

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: INVESCO SSL FUND LLC

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco US Senior Loans 2021, L.P.

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Egan, Kevin
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Invesco Zodiac Funds - Invesco US Senior Loan Fund

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ironshore Inc.

BY: BlackRock Financial Management, Inc., its Investment Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: iShares Advantaged Short Duration High Income ETF (CAD-Hedged)

By: BlackRock Institutional Trust Company, N.A. (BTC) in its capacity as investment sub-advisor of the fund

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ISL Loan Trust

BY: Voya Investment Management Co. LLC, as its investment advisor

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ISL Loan Trust II

BY: Voya Investment Management Co. LLC, as its investment advisor

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jackson Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Portfolio Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO I Ltd.

By: 3i Debt Management US, LLC as Manager

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO II Ltd.

By: 3i Debt Management US, LLC as Manager

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO III Ltd.

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO IV Ltd.

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO IX Ltd.

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO V Ltd.

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO VI Ltd.

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO VII Ltd.

3i Debt Management U.S. LLC, as Portfolio Manager

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jamestown CLO VIII Ltd.

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:		/s/ David Nadeau

	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Jefferson Mill CLO, Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	JFIN CLO 2013 LTD
By: Apex Credit Partners LLC as Portfolio Manager

Name of Institution:	JFIN CLO 2014 LTD
By: Apex Credit Partners LLC as Portfolio Manager

Name of Institution:	JFIN CLO 2014-II LTD
By: Apex Credit Partners LLC as Portfolio Manager

Name of Institution:	JFIN CLO 2015 LTD
By: Apex Credit Partners LLC as Portfolio Manager

Name of Institution:	JFIN CLO 2015-II LTD
By: Apex Credit Partners LLC as Portfolio Manager

Name of Institution:	JFIN CLO 2016 LTD
By: Apex Credit Partners LLC as Portfolio Manager

Name of Institution:	JFIN CLO 2017 LTD
By: Apex Credit Partners LLC as Portfolio Manager

Name of Institution:	JFIN MM CLO 2014 LTD
By: Apex Credit Partners LLC as Portfolio Manager

By	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JFIN US Investment Grade & Leveraged Loan Buy and Maintain Fund (FX and IR Hedged)

By: BlackRock Financial Management, Inc., as Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: John Hancock Global Short Duration Credit Fund

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JMP CREDIT ADVISORS CLO III LTD.

By: JMP Credit Advisors LLC, As Attorney-in-Fact

By	/s/ Christopher R. Bellamy
	Name:	Christopher R. Bellamy
	Title:	Director

by

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JNL Multi- Manger Alternative Funds

BlueBay Asset Management LLP acting as agent and investment sub-adviser for: JNL Series Trust on behalf of JNL Multi-Manager Alternative Fund acting solely with respect to the BlueBay Sleeve

By:		/s/ Kevin Webb

	Name:	Kevin Webb
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JNL/BlackRock Global Long Short Credit Fund

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JNL/Neuberger Berman Strategic Income Fund

By:		/s/ Colin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: John Hancock Funds II - Spectrum Income Fund

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:		/s/ Brian Burns

	Name:	Brian Burns
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: John Hancock Funds II Short Duration Credit Opportunities Fund

By:		/s/ Adam Shaprio

	Name:	Adam Shaprio
	Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: John Hancock Funds II - Investment Quality Bond Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: John Hancock Variable Insurance Trust - Investment Quality Bond Trust

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JOSHUA TREE FUNDING ULC

By:		/s/ Madonna Sequeira

	Name:	Madonna Sequeira
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JPMBI re Blackrock Bankloan Fund

BY: BlackRock Financial Management Inc., as Sub-Advisor

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kaiser Foundation Hospitals

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KAISER FOUNDATION HOSPITALS

BY: Ares Management LLC, as portfolio manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kaiser Foundation Hospitals

BY: AllianceBernstein L.P.

By:		/s/ Neil Ruffell

	Name:	Neil Ruffell
	Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kaiser Permanente Group Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KAISER PERMANENTE GROUP TRUST

BY: Kaiser Foundation Health Plan, Inc., as named fiduciary By: Ares Management LLC, as portfolio manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kapitalforeningen Investin Pro, US Leveraged Loans I

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Katonah 2007-I CLO Ltd.

By:		/s/ Daniel Gilligan

	Name:	Daniel Gilligan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kentucky Retirement Systems (Shenkman - Insurance Fund Account)

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kentucky Retirement Systems (Shenkman - Pension Account)

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kentucky Teachers’ Retirement System Insurance Trust Fund

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Keuka Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KING STREET ACQUISITION COMPANY, L.L.C.
By:	King Street Capital Management, L.P. Its Manager

	by	/s/ Howard Baum
		Name:	Howard Baum
		Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kingsland IV, Ltd.

BY: Kingsland Capital Management, LLC, as Manager

By:		/s/ Katherine Kim

	Name:	Katherine Kim
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kingsland V, Ltd.

BY: Kingsland Capital Management, LLC, as Manager

By:		/s/ Katherine Kim

	Name:	Katherine Kim
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kingsland VI

By: Kingsland Capital Management, LLC as Manager

By:		/s/ Katherine Kim

	Name:	Katherine Kim
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kingsland VII

By: Kingsland Capital Management, LLC as Manager

By:		/s/ Katherine Kim

	Name:	Katherine Kim
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Kitty Hawk CLO 2015-1 LLC

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 10 LTD.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 11 LTD.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 12 LTD.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 13 Ltd.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 14 Ltd.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 15 Ltd.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 16 Ltd.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 17 Ltd.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR CLO 9 LTD.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR FINANCIAL CLO 2012-1, LTD.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KKR FINANCIAL CLO 2013-2, LTD.

By:		/s/ Jeffrey Smith

	Name:	Jeffrey Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KP FIXED INCOME FUND

By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lake Loan Funding LLC

By: Citibank, N.A.,

By:		/s/ Lauri Pool

	Name:	Lauri Pool
	Title:	Associate Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lancashire Insurance Company Limited

By: PineBridge Investments Europe Limited As Collateral Manager

By:		/s/ Steven Oh

	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XIV Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XV Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XVI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XVII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XVIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XIX Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XX Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XXI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XXII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XXIII Ltd.
By: LCM Asset Management LLC
As Collateral Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM XXIV Funding LLC
By: LCM Asset Management LLC
As Interim Asset Manager

Name of Institution:

by	/s/ Alexander B. Kenna
LCM Asset Management LLC
Alexander B. Kenna

Name:
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lexington Insurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Liberty Mutual Insurance Company

By:		/s/ Henry J. Rauch

	Name:	Henry J. Rauch
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Liberty Mutual Retirement Plan Master Trust, as Assignee

By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST

By:		/s/ Henry J. Rauch

	Name:	Henry J. Rauch
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Limerock CLO III, Ltd.

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: LINCOLN SQUARE FUNDING ULC

By:		/s/ Madonna Sequeira

	Name:	Madonna Sequeira
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Aggressive Allocation

By:		/s/ Adam Brown

	Name:	Adam Brown
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Conservative Allocation

By:		/s/ Adam Brown

	Name:	Adam Brown
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lincoln Variable Insurance Products Trust - LVIP Delaware Foundation Moderate Allocation

By:		/s/ Adam Brown

	Name:	Adam Brown
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Linde Pension Plan Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Litman Gregory Masters Alternative Strategies Fund

By: Loomis, Sayles & Company, L.P., As Sub-advisor for Litman Gregory Fund Advisors, LLC

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lloyds Bank Pension Scheme No.1

By: Wellington Management Company LLP as its Investment Adviser

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lloyds Bank Pension Trust (No. 1) Limited as trustee of Lloyds Bank Pension Scheme No. 1

BY: Ares Management Limited, its Investment Manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lloyds Bank Pension Trust (No. 2) Limited as trustee of Lloyds Bank Pension Scheme No. 2

BY: Ares Management Limited, its Investment Manager

By:		/s/ Daniel Hayward

	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Long Point Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Longfellow Place CLO, Ltd.

By:		/s/ Scott D’Orsi

	Name:	Scott D’Orsi
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Loomis Sayles Absolute Strategies Bond Fund, A Sub-Fund of Natixis International Funds (Lux) I

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Loomis Sayles Core Plus Bond Fund, a Series of Natixis Funds Trust I

By: Loomis, Sayles & Company, L.P., Its Investment Adviser
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Loomis Sayles Core Plus Fixed Income Fund

BY: Loomis Sayles Trust Company, LLC, As Trustee of Loomis Sayles Core Plus Trust

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Loomis Sayles Credit Opportunities Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Loomis Sayles Global Strategic Alpha Fund

By: Loomis, Sayles & Company, L.P., its Investment Manager By: Loomis, Sayles & Company, Incorporated, its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Loomis Sayles Senior Floating Rate Loan Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Loomis Sayles Strategic Alpha Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lord Abbett Bank Loan Trust

By: Lord Abbett & Co LLC, As Investment Manager

By:		/s/ Jeffrey Lapin

	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:		/s/ Jeffrey Lapin

	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust

BY: Bradford & Marzec, LLC as Investment Advisor on behalf of the Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust, account number 19-500679

By:		/s/ John Heitkemper

	Name:	John Heitkemper
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Goldman Sachs U.S. Income Builder Trust

By: Goldman Sachs Asset Management, L.P. , not in its individual capacity,

Name of Institution: but solely as its investment advisor

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                    Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

Name of Institution: By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate

Portfolio (Lux)

Name of Institution: by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                    Goldman Sachs Funds SICAV for the benefit of Goldman Sachs Global Income Builder Portfolio

Name of Institution: by Goldman Sachs Asset Management, L.P. as its investment advisor and not as principal

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                    Goldman Sachs Trust –Goldman Sachs Income Builder Fund

Name of Institution: By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                    LVIP Goldman Sachs Income Builder Fund

Name of Institution: by Goldman Sachs Asset Management, L.P. solely as its investment sub-adviser and not as principal

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                    New York Marine and General Insurance Company

Name of Institution: by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            Advance Series Trust – AST Goldman Sachs Multi-Asset Portfolio

Name of Institution: By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: M&G Investments

M&G Dynamic European Loan Fund Limited

M&G European Loan Fund Limited

M&G Focused European Loan Fund Limited

M&G Independent European Loan Fund Limited

M&G Managed European Loan Fund Limited

Shell Pensions Trust Limited as trustee of the
Shell Contributory Pension Fund

Stichting Shell Pensioenfonds

by	/s/ Fabian Ansorg
	Name:	Fabian Ansorg
	Title:	Authorised Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Byron den Hertog
	Name:	Byron den Hertog
	Title:	Division Director

By:	/s/ Fiona Smith
	Name:	Fiona Smith
	Title:	Division Director

Signed in Sydney, POA Ref:
#2090 dated 26 Nov 2015

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MADISON PARK FUNDING IV, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MADISON PARK FUNDING V, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MADISON PARK FUNDING VI, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MADISON PARK FUNDING X, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XI, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XII, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XIII, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MADISON PARK FUNDING XIV, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XIX, Ltd.

By: Credit Suisse Asset Management, LLC, as collateral manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XV, Ltd.

BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XVI, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MADISON PARK FUNDING XVII, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XVIII, Ltd.

By: Credit Suisse Asset Management, LLC as Collateral Manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XX, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XXI, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XXII, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XXIII, Ltd.

By: Credit Suisse Asset Management, LLC as Collateral Manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Madison Park Funding XXIV, Ltd.

By: Credit Suisse Asset Management, LLC as Collateral Manager

By:		/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite IX, Limited

BY: BlackRock Financial Management, Inc., its Collateral Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite VII, Limited

BY: BlackRock Financial Management Inc., Its Collateral Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite VIII, Limited

BY: BlackRock Financial Management Inc., Its Collateral Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite XI, Limited

BY: BlackRock Financial Management, Inc., as Portfolio Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite XII, LTD.

BY: BlackRock Financial Management, Inc., its Collateral Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite XIV, Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite XV, Limited

By: BlackRock Financial Management, Inc., as Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite XVI, Limited

By: BlackRock Financial Management, Inc., as Portfolio Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite XVII, Limited

By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Magnetite XVIII, Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

By:		/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MainStay Short Duration High Yield Fund, a series of MainStay Funds Trust

By: MacKay Shields LLC, as Subadviser and not individually

By:		/s/ Andrew Susser

	Name:	Andrew Susser
	Title:	Senior Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MAMMOTH FUNDING ULC

By:		/s/ Madonna Sequeira

	Name:	Madonna Sequeira
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Manulife Floating Rate Income Fund

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Manulife Floating Rate Senior Loan Fund

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Manulife Global Strategic Balanced Yield Fund

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Manulife Global Tactical Credit Fund

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Manulife Investments Trust - Floating Rate Income Fund

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager
For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Manulife U.S. Dollar Floating Rate Income Fund

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Manulife U.S. Tactical Credit Fund

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Manulife US Fixed Income Private Trust

By:		/s/ Jim Roth

	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Maps CLO Fund II, Ltd.

BY: GSO /Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Marathon CLO IV Ltd.

By:		/s/ Louis Hanover

	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MARATHON CLO IX LTD.

By: MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

By:		/s/ Louis Hanover

	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Marathon CLO V Ltd.

By:		/s/ Louis Hanover

	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Marathon CLO VI, Ltd.

By:		/s/ Louis Hanover

	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MARATHON CLO VII LTD.

By:		/s/ Louis Hanover

	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Marathon CLO VIII Ltd.

By:		/s/ Louis Hanover

	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Marea CLO, Ltd.

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Marine Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone

	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Maryland State Retirement and Pension System

By: Neuberger Berman Investment Advisers LLC as collateral manager

By:		/s/ Colin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Master Pension Trust of CSX Corporation and Affiliated Companies sponsored by CSX Corporation

By:		/s/ Colin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: McLean Funding, LLC

by	/s/ John Corrett
	Name:	John Corrett
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Medical Liability Mutual Insurance Company

BY: Invesco Advisers, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Medtronic Holding Switzerland GMBH

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Medtronic Holding Switzerland GMBH

By:	Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne

	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Menard, Inc.

By: Symphony Asset Management LLC

By:		/s/ scott caraher

	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mercer Field CLO LP

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:		/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Meridian Bank

By	/s/ James D. Nelsen
	Name:	James D. Nelsen
	Title:	SCO

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MERRIAM FINANCIAL SERVICES, LTD

by Payden & Rygel as Investment Adviser

By:		/s/ David Scott

	Name:	David Scott
	Title:	Senior Fixed Income Trader

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio

BY: Eaton Vance Management as Investment Sub- Advisor

By:		/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Metropolitan Life Insurance Company

by	/s/ Steven R. Bruno
	Name:	Steven R. Bruno
	Title:	Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Metropolitan Series Fund - Met/Wellington Balanced Portfolio

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni

	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Metropolitan West Floating Rate Income Fund

BY: Metropolitan West Asset Management as Investment Manager

By:		/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Olan

	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Metropolitan West High Yield Bond Fund

BY: Metropolitan West Asset Management as Investment Manager

By:		/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Olan

	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Metropolitan West Total Return Bond Fund

BY: Metropolitan West Asset Management as Investment Manager

By:		/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Olan

	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Metropolitan West Unconstrained Bond Fund

BY: Metropolitan West Asset Management as Investment Manager

By:		/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Olan

	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
MFS SERIES TRUST IX on behalf of one of its Series,
MFS Corporate Bond Fund*

By:	/s/
As authorized representative and not individually

If a second signature is necessary:

by
Name:
Title:

Name of Fund Manager (if any):

*	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledged that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MFS Intermediate High Income Fund**

By:	/s/
As authorized representative and not individually

If a second signature is necessary:

by
Name:
Title:

Name of Fund Manager (if any):

**	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MFS SERIES TRUST III on behalf of one of its series,
MFS High Income Fund*

By:	/s/
As authorized representative and not individually

If a second signature is necessary:

by
Name:
Title:

Name of Fund Manager (if any):

*	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledged that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MFS VARIABLE INSURANCE TRUST II on behalf of one of its series, MFS High Yield Portfolio*

By:	/s/
As authorized representative and not individually

If a second signature is necessary:

by
Name:
Title:

Name of Fund Manager (if any):

*	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledged that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MFS SPECIAL VALUE TRUST**

By:	/s/
As authorized representative and not individually

If a second signature is necessary:

by
Name:
Title:

Name of Fund Manager (if any):

*	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledged that the obligations of or arising out of This instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or Shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MFS CHARTER INCOME TRUST**

By:	/s/
As authorized representative and not individually

If a second signature is necessary:

by
Name:
Title:

Name of Fund Manager (if any):

*	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledged that the obligations of or arising out of This instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or Shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MFS MULTIMARKET INCOME TRUST**

By:	/s/
As authorized representative and not individually

If a second signature is necessary:

by
Name:
Title:

Name of Fund Manager (if any):

*	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledged that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MFS SERIES TRUST III on behalf of one of its series, MFS High Yield Pooled Portfolio*

By:	/s/
As authorized representative and not individually

If a second signature is necessary:

by
Name:
Title:

Name of Fund Manager (if any):

*	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledged that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MidOcean Credit CLO VI

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:		/s/ Jim Wiant

	Name:	Jim Wiant
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Midwest Operating Engineers Pension Fund

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Fund, account number 17-06210/MDP03

By:		/s/ John Heitkemper

	Name:	John Heitkemper
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Milton Hershey School Trust

By:		/s/ Benjamin Fandinola

	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Missouri Education Pension Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Montana Board of Investments

By:		/s/ Colin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Morgan Stanley Bank, N.A.

By:		/s/ John Gally

	Name:	John Gally
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: Morgan Stanley Bank, N.A.

by	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Morgan Stanley Senior Funding, Inc.

by	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mountain View CLO 2013-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:		/s/ George Goudelias

	Name:	George Goudelias
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mountain View CLO 2014-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:		/s/ George Goudelias

	Name:	George Goudelias
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mountain View CLO 2016-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:		/s/ George Goudelias

	Name:	George Goudelias
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mountain View CLO II Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:		/s/ George Goudelias

	Name:	George Goudelias
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mountain View CLO IX Ltd.

By; Seix Investment Advisors LLC, as Collateral Manager

By:		/s/ George Goudelias

	Name:	George Goudelias
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mountain View CLO X Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:		/s/ George Goudelias

	Name:	George Goudelias
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MPLF Funding Limited

By:		/s/ Thomas Shandell

	Name:	Thomas Shandell
	Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mt. Whitney Securities, L.L.C.

BY: Deutsche Investment Management Americas Inc. As Manager

By:		/s/ Azeem Haider

	Name:	Azeem Haider
	Title:	Vice President

For any institution requiring a second signature line:

By:		/s/ Thomas V. Kirby

	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mt. Whitney Securities, LLC

By:		/s/ Benjamin Fandinola

	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Multi Sector Value Bond Fund

By: Pioneer Institutional Asset Management, Inc. As its adviser

By:		/s/ Margaret C. Begley

	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Municipal Employees’ Annuity and Benefit Fund of Chicago

BY: Symphony Asset Management LLC

By:		/s/ scott caraher

	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Muzinich and Co (Ireland) Limited for the account of Muzinich Loan Fund Plus

By:		/s/ Patricia Charles

	Name:	Patricia Charles
	Title:	Associate

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Muzinich and Co (Ireland) Limited for the account of Muzinich Loan Fund

By:		/s/ Patricia Charles

	Name:	Patricia Charles
	Title:	Associate

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Muzinich and Co. (Ireland) Limited for the account of Muzinich Short Duration high Yield Fund (SDHY)

By:		/s/ Patricia Charles

	Name:	Patricia Charles
	Title:	Associate

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: National Electrical Benefit Fund

By: Crescent Capital Group LP, its adviser

By:		/s/ Wayne Hosang

	Name:	Wayne Hosang
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Brian McKeon

	Name:	Brian McKeon
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: National Electrical Benefit Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:		/s/ Jeffrey Lapin

	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: National Rural Electric Cooperative Association

By:		/s/ Conlin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: National Union Fire Insurance Company of Pittsburgh, Pa.

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Natixis, New York Branch

by	/s/ Julian Sacks
	Name:	Julian Sacks
	Title:	Trader

For any institution requiring a second signature line:

by	/s/ Brad Roberts
Name: Brad Roberts
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Natixis Loomis Sayles Senior Loan Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy

	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: NB Global Floating Rate Income Fund Limited

By:		/s/ Colin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: NB Short Duration High Yield Fund

By:		/s/ Colin Donlan

	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: NC GARNET FUND, L.P.

By: NC Garnet Fund (GenPar), LLC, its general partner By: BlackRock Financial Management, Inc. its manager

By:		/s/ Ron Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

or any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: NCM Holdings (U.S.), LLC

By:		/s/ Ji-mei Ma

	Name:	Ji-mei Ma
	Title:	Loan Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OAKTREE EIF I SERIES A1, LTD.

By: its:	Oaktree Capital Management, L.P. Collateral Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oaktree EIF II Series A1, Ltd.

By: its:	Oaktree Capital Management, L.P. Collateral Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OAKTREE EIF II SERIES A2, LTD.

By: its:	Oaktree Capital Management, L.P. Collateral Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OAKTREE EIF II SERIES B1, LTD.

By: its:	Oaktree Capital Management, L.P. Collateral Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OAKTREE EIF II SERIES B2, LTD.

By: its:	Oaktree Capital Management, L.P. Collateral Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oaktree EIF III Series 1, Ltd.

By: its:	Oaktree Capital Management, L.P. Collateral Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oaktree EIF III Series II, Ltd.

By: its:	Oaktree Capital Management, L.P. Collateral Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oaktree Enhanced Income Funding Series IV, Ltd.

BY: Its:	Oaktree Capital Management, L.P. Collateral Manager

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oaktree Senior Loan Fund, L.P.

By: Its:	Oaktree Senior Loan GP, L.P. General Partner

By: Its:	Oaktree Fund GP IIA, LLC General Partner

By: Its:	Oaktree Fund GP II, L.P. Managing Member

By:		/s/ Peter Deschner

	Name:	Peter Deschner
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:		/s/ Regan Scott

	Name:	Regan Scott
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OCEAN TRAILS CLO II

By: Five Arrows Managers North America LLC as Investment Manager

By:		/s/ Todd Solomon

	Name:	Todd Solomon
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ocean Trails CLO IV

By: Five Arrows Managers North America LLC as Asset Manager

By:		/s/ Todd Solomon

	Name:	Todd Solomon
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ocean Trails CLO V

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Todd Solomon

	Name:	Todd Solomon
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ocean Trails CLO VI

By:	Five Arrows Managers North America LLC as Asset Manager

By:		/s/ Todd Solomon

	Name:	Todd Solomon
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution:

OCP CLO 2012-2, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manger

by	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Investment Partners XV, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Investment Partners XVI, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Investment Partners XVII, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

By:		/s/ Kimberly Wong Lem

	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Investment Partners XVIII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:		/s/ Kimberly Wong Lem

	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Investment Partners XX, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Investment Partners XXI, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Investment Partners XXIII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:		/s/ Kimberly Wong Lem

	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Loan Funding, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Loan Trust 2010

BY: Octagon Credit Investors, LLC, as Investment
Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon
Loan Trust 2010

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Octagon Paul Credit Fund Series I, Ltd.

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

OFSI Fund V, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager

	By:	/s/ Sean C. Kelley
	Name:	Sean C. Kelley
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

OFSI Fund VI, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager

	By:	/s/ Sean C. Kelley
	Name:	Sean C. Kelley
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

OFSI Fund VII, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager

	By:	/s/ Sean C. Kelley
	Name:	Sean C. Kelley
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA CREDIT PARTNERS IX, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:		/s/ Glenn August

	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA CREDIT PARTNERS VII, LTD.

BY: Oak Hill Advisors, L.P., as Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA CREDIT PARTNERS VIII, LTD.

By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:		/s/ Glenn August

	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA CREDIT PARTNERS X, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA Credit Partners XI, LTD.

By: Oak Hill Advisors, L.P.
As Warehouse Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA CREDIT PARTNERS XII, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA Credit Partners XIII, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA LOAN FUNDING 2012-1, LTD.

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA LOAN FUNDING 2013-1, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA LOAN FUNDING 2013-2, LTD.

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA LOAN FUNDING 2014-1, LLC

BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA LOAN FUNDING 2015-1 LTD.

BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA Loan Funding 2016-1, Ltd.

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OHA S.C.A., SICAV-SIF

represented by OHA Management (Luxembourg) S.Ãr.l., in its capacity of General Partner

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ohio Police & Fire Pension Fund

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ohio Police and Fire Pension Fund

BY: PENN Capital Management Company, Inc., as its Investment Advisor

By:		/s/ Christopher Skorton
	Name:	Christopher Skorton
	Title:	Business Operations Associate

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND

By: AELIS X Management, L.P., its investment counsel
By: AELIS X Management GP, LLC, its general partner

By:		/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OPPENHEIMER CAPITAL INCOME FUND

by	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

Brown Brothers Harriman & Co. acting

as agent for OppenheimerFunds, Inc.

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

by	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

Brown Brothers Harriman & Co. acting

as agent for Oppenheimer Funds. Inc

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Master Loan Fund, LLC.

by	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

Brown Brothers Harriman & Co . acting

as agent for OppenheimerFunds, Inc.

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Fundamental Alternatives Fund

by	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

Brown Brothers Harriman & Co. acting

as agent for OppenheimerFunds, Inc.

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Harbourview CLO VII,LTD

by	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

Brown Brothers Harriman & Co. acting

as agent for OppenheimerFunds, Inc.

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Senior Floating Rate Plus Fund,

by	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

Brown Brothers Harriman & Co. acting

as agent for OppenheimerFunds, Inc.

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Senior Floating Rate Fund,

by	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

Brown Brothers Harriman & Co. acting

as agent for OppenheimerFunds, Inc.

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Optimum Trust - Optimum Fixed Income Fund

By:		/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Orizaba, LP

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM Funding, Ltd.,

OZLM Funding, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM Funding II, Ltd.,

OZLM Funding II, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM Funding III, Ltd.,

OZLM Funding III., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM Funding IV, Ltd.,

OZLM Funding IV, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM Funding V, Ltd.,

OZLM Funding V, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM VI, Ltd.,

OZLM VI, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM VII, Ltd.,

OZLM VII, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM VIII, Ltd.,

OZLM VIII, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM IX, Ltd.,

OZLM IX, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM XI, Ltd.,

OZLM XI, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM XII, Ltd.,

OZLM XII, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM XIII, Ltd.,

OZLM XIII, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM XIV, Ltd.,

OZLM XIV, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: OZLM XV, Ltd.,

OZLM XV, Ltd., as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pacific Asset Management Bank Loan Fund L.P.

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Sgnatory

For any institution requiring a second signature line:

By:		/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pacific Asset Management Senior Loan Fund

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as
Investment
Manager.

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pacific Beacon Life Reassurance Inc

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pacific Funds Core Income

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:		/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PACIFIC FUNDS FLOATING RATE INCOME

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:		/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PACIFIC FUNDS STRATEGIC INCOME

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:		/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:		/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pacific Select Fund - Core Income Portfolio

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:		/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:		/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pacific Select Fund Floating Rate Loan Portfolio

BY: Eaton Vance Management as Investment Sub-Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Palmer Square CLO 2013-1, Ltd

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:		/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Palmer Square CLO 2013-2, Ltd

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:		/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Palmer Square CLO 2014-1, Ltd

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:		/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Palmer Square CLO 2015-1, Ltd

BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:		/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Palmer Square CLO 2015-2, Ltd

BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:		/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Palmer Square CLO 2017-1, Ltd

By: Palmer Square Capital Management LLC, as Servicer

By:		/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Palmer Square Loan Funding 2016-2, Ltd

By: Palmer Square Capital Management LLC, as Servicer

By:		/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Palmer Square Loan Funding 2016-3, Ltd

By: Palmer Square Capital Management LLC, as Servicer

By:		/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: DoubleLine Capital LP as Collateral Manager to: Parallel 2015-1, Ltd.

By:		/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2016-1

by	/s/ John Blaney
Name: John Blaney
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pavilion Real Assets Pool

by	/s/ Jia Liu
Name: Jia Liu
Title: Portfolio Manager, Fixed Income

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pension Fund of Local No. One, IATSE

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Pension Fund of Local No. One, IATSE, account number G12F7861282

By:		/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB

By: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB

By: Highland Capital Management, L.P., As Investment Manager

By:		/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Permanens Capital Floating Rate Fund LP

BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:		/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pioneer Solutions SICAV — Global Floating Rate Income

By:	Pioneer Investment Management, Inc.,
As its adviser

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Bermuda Trust II: PIMCO Bermuda Income Fund (M)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Cayman Trust: PIMCO Cayman U.S. Blended Credit Fund 2016

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Funds Global Investors Series plc: Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Funds Ireland plc: PIMCO Senior Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Funds: Private Account Portfolio Series PIMCO Senior Floating Rate Portfolio

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Funds: PIMCO Senior Floating Rate Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PIMCO Loan Interests and Credit Master Fund Ltd

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pinebridge SARL

By: PineBridge Investments LLC As Investment Manager

By:		/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PineBridge Senior Secured Loan Fund Ltd.

BY: PineBridge Investments LLC Its Investment Manager

By:		/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PBI Stable Loan Fund a series trust of MYL Investment Trust

BY: PineBridge Investments LLC
As Investment Manager

By:		/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pinnacle Park CLO, Ltd

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pinnacol Assurance

BY: PineBridge Investments LLC Its Investment Manager

By:		/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pioneer Floating Rate Fund

By: Pioneer Investment Management, Inc.
As its adviser

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pioneer Floating Rate Trust

By: Pioneer Investment Management, Inc.
As its adviser

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Pioneer Multi-Asset Ultrashort Income Fund

By: Pioneer Investment Management, Inc.
As its adviser

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PK-SSL Investment Fund Limited Partnership

BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:		/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Plainview Funds plc - MacKay Shields Floating Rate High Yield Portfolio

Plainview Funds Plc, an investment company organized as an umbrella fund with segregated liability between sub-funds, acting solely in respect of the MacKay Shields Floating
Rate High Yield Portfolio

By: MacKay Shields LLC, its investment manager

By:		/s/ Andrew Susser
	Name:	Andrew Susser
	Title:	Senior Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Plumbers and Pipefitters National Pension Fund

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PLUTUS LOAN FUNDING LLC

By: Citibank, N.A.,

By:		/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PNC Bank, NA

by	/s/ Keven Larkin
	Name:	Keven Larkin
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Post Intermediate Term High Yield Fund

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:		/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Post Intermediate Term High Yield Fund, L.P.

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:		/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Post Limited Term High Yield Master Fund L.P.

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:		/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Post Senior Loan Master Fund, L.P.

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:		/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PowerShares Senior Loan Portfolio

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PPF Nominee 2 B.V.

By: Apollo Credit Management (Senior Loans), LLC, its Investment Manager

By:		/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Primus CLO II, Ltd.

By: CypressTree Investment Management, LLC, its Collateral Manager

By:		/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Principal Funds Inc, - Diversified Real Asset Fund

BY: Symphony Asset Management LLC

By:		/s/ Scott Caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Principal Funds, Inc - Global Multi Strategy Fund

By: Loomis, Sayles & Company, L.P., Its Sub-Advisor
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Principal Investors Fund, Inc. - High Yield Fund

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Project Fezzik Limited

By: its investment advisor
MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Providence Health & Services Investment Trust (Bank Loans Portfolio)

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Public Employees Retirement System of Ohio

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PUTNAM FLOATING RATE INCOME FUND

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PUTNAM ABSOLUTE RETURN 500 FUND

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

PUTNAM FUNDS TRUST.

on behalf of its series. PUTNAM ABSOLUTE RETURN 500 FUND

by Putnam Investment Management , LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PUTNAM ABSOLUTE RETURN 300 FUND

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

PUTNAM ABSOLUTE RETURN 300 FUND

by Putnam Investment Management, LLC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THE LOWER RISK CREDIT SUB-PORTFOLIO

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

The Lower Risk Credit Sub-Portfolio (QUS)

/s/ Kerry O’Donnell

Name:	Kerry O’Donnell

Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THE HIGHER RISK CREDIT SUB-PORTFOLIO

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

The Higher Risk Credit Sub-Portfolio (QU9)

/s/ Kerry O’Donnell

Name:	Kerry O’Donnell

Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PUTNAM CANADIAN GLOBAL TRUST - PUTNAM CANADIAN FIXED INCOME GLOBAL ALPHA FUND

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

Assignment Agreement- SIGNATURE BLOCK
Putnam Canadian Global Trust - Putnam Canadian Fixed Income Global Alpha Fund by The Putnam Advisory Company, LLC

/s/ Kerry O’Donnell
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PUTNAM ABSOLUTE RETURN FIXED INCOME FUND

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

Putnam Absolute Return Fixed Income Fund by The Putnam Fiduciary Trust Company

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: INTERNATIONAL INVESTMENT FUND - PUTNAM GLOBAL ALPHA FUND

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

International Investment Fund - Putnam Global Alpha Fund by The Putnam Advisory Company, LLC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: INTERNATIONAL INVESTMENT FUND - PUTNAM GLOBAL ALPHA A FUND

by	[See attached signature page]
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

International Investment Fund - Putnam Global Alpha A Fund by The Putnam Advisory Company, LLC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: QUALCOMM Global Trading Pte. Ltd.

By: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: R3 Capital Partners Master, L.P.

BY: BlackRock Investment Management, LLC, its Investment Manager

By:		/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Race Point IX CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Race Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Race Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Race Point VIII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Race Point X CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RAYMOND JAMES BANK, N.A.

by	/s/ Daniel Gendron
Name:	Daniel Gendron
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RAYTHEON MASTER PENSION TRUST

By: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund

By: Bain Capital Credit, LP, as Investment Manager

By:		/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Recette CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Kevin Egan
	Name:	Egan, Kevin
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regatta II Funding LP

By: Napier Park Global Capital (US) LP Attorney-in-fact

By:		/s/ Melanie Hanlon

	Name:	Melanie Hanlon
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regatta III Funding LP

By: Napier Park Global Capital (US) LP Attorney-in-fact

By:		/s/ Melanie Hanlon

	Name:	Melanie Hanlon
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regatta IV Funding LP

By: Napier Park Global Capital (US) LP Attorney-in-fact

By:		/s/ Melanie Hanlon

	Name:	Melanie Hanlon
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regatta V Funding LP

By: Napier Park Global Capital (US) LP Attorney-in-fact

By:		/s/ Melanie Hanlon

	Name:	Melanie Hanlon
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regatta VI Funding LP

By: Regatta Loan Management LLC its Collateral Manager

By:		/s/ Melanie Hanlon

	Name:	Melanie Hanlon
	Title:	Managing Director

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regatta VII Funding Ltd

By: Regatta Loan Management LLC its Collateral Manager

By:		/s/ Melanie Hanlon

	Name:	Hanlon, Melanie
	Title:	Managing Director

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regence Bluecross Blueshield of Oregon

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regence Bluecross Blueshield of Utah

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regence Blueshield

By: Pacific Investment Management Company LLC, as
its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Regence Blueshield of Idaho

By: Pacific Investment Management Company LLC, as
its Investment Advisor

By:		/s/ Arthur Y.D. Ong

	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Remuda Capital Management LTD

by	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

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by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A.

by	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JPMorgan Flexible Credit Long Short Fund

by	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GIM Specialist Investment Funds – GIM Multi Sector Credit Fund

by	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Senior Secured Loan Fund, the Initial Series Trust of GIM Trust 2

by	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

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by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JPMorgan Floating Rate Income Fund

by	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

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by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Renaissance Floating Rate Income Fund

BY: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:		/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Renaissance Investment Holdings Ltd

By: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Renaissance Investment Holdings Ltd.

By: Guggenheim Partners Investment Management,
LLC as Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Renaissance Trust 2009

By: HPS Investment Partners LLC, Its Sub-Investment Manager

By:		/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Retirement Annuity Plan for Employees of the Army & Air Force Exchange Service

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RidgeWorth Funds - Seix Floating Rate High Income Fund

By: Seix Investment Advisors LLC, as Subadviser

By:		/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Riserva CLO, Ltd

By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:		/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RivernorthIOaktree High Income Fund

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:		/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RiverSource Life Insurance Company

By:		/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RIZAL COMMERCIAL BANKING CORPORATION

By: Its Investment Advisor, CVC Credit Partners, LLC

By:		/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ROCKFORD TOWER CLO 2017-1, LTD.
By:	King Street Capital Management, L.P. Its Authorized Signatory

	by	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Rockwall CDO II Ltd.

By Highland Capital Management, L.P., As Servicer

By:		/s/ Charter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Royal Bank of Canada

by	/s/ Suzanne Kaicher
	Name:	Suzanne Kaicher
	Title:	Attorney-in-Fact
Royal Bank of Canada

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RSUI Indemnity Company

By: Ares ASIP VII Management, L.P., its Portfolio Manager

By: Ares ASIP VII GP, LLC, its General Partner

By:		/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Russell Investment Company Russell Global Opportunistic Credit Fund

BY: THL Credit Advisors LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Russell Investment Company Russell Multi-Strategy Income Fund

THL Credit Advisors LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Russell Investment Company Russell Short Duration Bond Fund

BY: THL Credit Advisors LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Russell Investment Company Unconstrained Total Return Fund

by THL Credit Advisors LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Russell Investments Institutional Funds, LLC Multi-Asset Core Plus Fund

BY: THL Credit Advisors LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc

BY: THL Credit Advisors LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SAEV Masterfonds Wellington Global High Yield

By: Wellington Management Company LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Safety Insurance Company

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Salem Fields CLO, Ltd.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: San Francisco City and County Employees’ Retirement System

By: Bain Capital Credit, LP, as Investment Manager

By:		/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: San Gabriel CLO I, LTD

BY: Its Investment Advisor, CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By:		/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Saranac CLO I Limited

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:		/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Saranac CLO II Limited

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:		/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Saranac CLO III Limited

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:		/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Saratoga Investment Corp. CLO 2013-1, Ltd.

By:		/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Attorney In Fact

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SC PRO Loan VII Limited

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SC PRO LOAN VII LTD.

By:		/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SC Pro Loan VII Limited

By:		/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Schlumberger Group Trust

By: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Schlumberger Group Trust

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Scor Reinsurance Company

BY: BlackRock Financial Management, Inc., its Investment Manager

By:		/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Seaside National Bank & Trust

by	/s/ Thomas N. Grant
	Name:	Thomas N. Grant
	Title:	SVP & Chief Credit Officer

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Seasons Series Trust - Diversified Fixed Income Portfolio

By: Wellington Management Company, LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND

BY: ARES MANAGEMENT LLC, AS SUB- ADVISOR

By:		/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:		/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Seix Multi-Sector Absolute Return Fund L.P.

By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By:		/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Seneca Park CLO, Ltd.

By: GSO I Blackstone Debt Funds Management LLC
as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Senior Debt Portfolio

BY: Boston Management and Research as Investment Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sentry Insurance a Mutual Company

BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:		/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SGT Investments II L.P

by	Its General Partner SGT Investments II LLC

by	/s/ Paul R. Womble
	Name:	Paul R. Womble
	Title:	Authorized signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shackleton 2013-IV CLO, LTD

by Alcentra NY, LLC as its Collateral Manager

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shackleton 2013-III CLO, Ltd.

BY: Alcentra NY, LLC, as investment advisor

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shackleton 2014-V CLO, Ltd.

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shackleton 2014-VI CLO, Ltd.

BY: Alcentra NY, LLC as its Collateral Manager

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shackleton 2015-VII CLO, Ltd

BY: Alcentra NY, LLC as its Collateral Manager

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shackleton 2015-VIII CLO, Ltd.

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shackleton 2016-IX CLO, Ltd

by Alcentra NY, LLC as its Collateral Manager

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SHBNPP US Senior Loan Private Special Asset Investment Trust No.1 (H)[Loan]

By: CIFC Asset Management LLC, its Advisor

By:		/s/ Elizabeth Crow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sheet Metal Workers Pension Plan of Northern California

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Sheet Metal Workers Pension Plan of Northern California, account number MW2F3001042

By:		/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shenkman Floating Rate High Income Fund

By: Shenkman Capital Management, Inc., as Collateral Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Shenkman Short Duration High Income Fund

By: Shenkman Capital Management, Inc., as Investment Manager

By:		/s/ Justin Slatky

	Name:	Justin Slatky
	Title:	CO-CIO

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sheridan Square CLO, Ltd.

By: GSO I Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Silver Spring CLO Ltd.

By:		/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Silvermore CLO, LTD.

By:		/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Smithfield Foods Master Trust

by THL Credit Advisors LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Societe Generale Grand Cayman Branch

by	/s/ David Morin
	Name:	David Morin
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Societe Generale (MEI:FR1L399779)

by	/s/ Julien Thinat
	Name:	Julien Thinat
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sonoma County Employees’ Retirement Association

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sound Harbor Loan Fund 2014-1 Ltd.

By Allianz Global Investors U.S. LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Portfolio Manager

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: South Carolina Retirement Systems Group Trust

By: PineBridge Investments LLC Its Investment Manager

By:		/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Spring Creek Trading, LLC

BY: SunTrust Bank, as manager

By:		/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SSD LOAN FUNDING LLC

By: Citibank, N.A.,

By:		/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Staniford Street CLO, Ltd.

By:		/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: STATE OF NEW MEXICO STATE INVESTMENT COUNCIL

By: authority delegated to the New Mexico State Investment Office
By: Credit Suisse Asset Management, LLC, its investment manager

By:		/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: State—Boston Retirement System

By: Crescent Capital Group LP, its adviser

By:		/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

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By:		/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Steele Creek CLO 2014-1, LTD.

BY: Steele Creek Investment Management LLC

By:		/s/ Paul Cal
	Name:	Paul Cal
	Title:	Senior Analyst

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Steele Creek CLO 2015-1, LTD.

By:		/s/ Paul Cal
	Name:	Paul Cal
	Title:	Senior Analyst

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Steele Creek CLO 2016-1, Ltd.

By:		/s/ Paul Cal

	Name:	Paul Cal
	Title:	Senior Analyst

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stewart Park CLO, Ltd.

BY: GSO I Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg

By: Logan Circle Partners, LP as Investment Manager

By:		/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:		/s/ Schuyler Hewes

	Name:	Schuyler Hewes
	Title:	Portfolio Manager

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stichting Bedrijfstakpensioenfonds voor het Schilders-, Afwekings- en Glaszetbedrijf

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stichting Bewaarder Syntrus Achmea Global High Yield Pool

By:		/s/ Conlin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund

By THL Credit Senior Loan Strategies LLC, as Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund

By: PineBridge Investments LLC Its Investment Manager

By:		/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stichting Pensioenfonds voor Fysiotherapeuten

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stichting PGGM Depositary

BY: Acting in its capacity as depositary of PGGM High Yield Bond Fund By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund

By:		/s/ Adam Shaprio
	Name:	Adam Shaprio
	Title:	General Counsel

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio

By:		/s/ Adam Shaprio
	Name:	Adam Shaprio
	Title:	General Counsel

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stone Harbor Leveraged Loan Fund LLC

By:	/s/ Adam Shaprio
	Name:	Adam Shaprio
	Title:	General Counsel

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stone Tower Loan Trust 2010

BY: Apollo Fund Management LLC, As its Investment Manager

By:		/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stone Tower Loan Trust 2011

BY: Apollo Fund Management LLC, As its Investment Advisor

By:		/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stoney Lane Funding I, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:		/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Stratford CLO, Ltd.

By: Highland Capital Management, L.P., As Servicer

By:		/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sudbury Mill CLO, Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By:		/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sumitomo Mitsui Trust Bank, Limited, New York Branch

by	/s/ Albert C. Tew II
	Name:	Albert C. Tew II
	Title:	Head of Documentation Americas

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sun Life Assurance Company of Canada

By: Wellington Management Company LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SunAmerica Senior Floating Rate Fund, Inc.

By: Wellington Management Company, LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Sunsuper Pooled Superannuation Trust

By: Bain Capital Credit, LP, as Manager

By:		/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SureTec Insurance Company

By:		/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Suzuka INKA

By: Bain Capital Credit, LP, as Fund Manager

By:		/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

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Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 7SP

By:		/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 9SP

By:		/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss capital Pro Loan III Plc

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital Pro Loan III plc

By:		/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital Pro Loan V

By:		/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital Pro Loan V plc

By:		/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital PRO Loan V PLC

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital Pro Loan VI PLC

By:		/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital PRO Loan VIII PLC

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss capital Pro Loan VIII PLC

By:		/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Swiss Capital Pro Loan VIII PLC

By:		/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BayCity Alternative Investment Funds SICAV-SIF - BayCity US Senior Loan Fund

By: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: California Street CLO XII, Ltd.

By: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Symphony CLO XIV, Ltd

By: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Symphony CLO XV, Ltd

BY: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Symphony CLO XVI, LTD

By: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Symphony CLO XVII, LTD

By: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Symphony Floating Rate Senior Loan Fund

By: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: T. Rowe Price Floating Rate Fund, Inc.

By:		/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: T. Rowe Price Institutional Floating Rate Fund

By:		/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:		/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Taconic Park CLO Ltd.

By: GSO I Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TCI-Cent CLO 2016-1 Ltd.

By: TCI Capital Management LLC
As Collateral Manager

By: Columbia Management Investment Advisers, LLC
As Sub-Advisor

By:		/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Silverado CLO 2006-11 Limited.
By: New York Life Investment Management LLC,
as Portfolio Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Flatiron CLO 2007-1 Ltd.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Flatiron CLO 2011-1 Ltd.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Flatiron CLO 2012-1 Ltd.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Flatiron CLO 2013-1 Ltd.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Flatiron CLO 2014-1 Ltd.
By: NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Flatiron CLO 2015-1 Ltd.
By: NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	TCI-Flatiron CLO 2016-1 Ltd.

By: TCI Capital Management LLC, its Collateral Manager

By: NYL Investors LLC, its Attorney-In-Fact

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	MainStay Floating Rate Fund,
a series of MainStay Funds Trust By: NYL Investors LLC,
its Subadvisor

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	MainStay VP Floating Rate Portfolio,
a series of MainStay VP Funds Trust By: NYL Investors LLC,
its Subadvisor

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: New York Life Insurance Company

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	New York Life Insurance and Annuity Corporation
By: NYL Investors LLC,
its Investment Manager

by	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TCI-Symphony CLO 2016-1 Ltd.

By: Symphony Asset Management LLC

By:		/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TCW Funds - MetWest High Yield Bond Fund

BY: TCW Investment Management Company as Investment Manager

By:		/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TCW High Yield Bond Fund

BY: TCW Investment Management Company as Investment Manager

By:		/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Nora Loan
	Name:	Nora Olan
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Teachers Insurance and Annuity Association of America

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TIAA STABLE VALUE ANNUITY

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Teachers’ Retirement System of Louisiana

By: AllianceBernstein L.P., as Investment Advisor

By:		/s/ Neil Ruffell
	Name:	Neil Ruffell
	Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Teachers’ Retirement System of the City of New York

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Teachers’ Retirement System of the State of Kentucky

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Texas PrePaid Higher Education Tuition Board

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

By:		/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Thacher Park CLO, Ltd.

BY: GSO I Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Thayer Park CLO Ltd.

By: GSO I Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The City of New York Group Trust

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THE CITY OF NEW YORK GROUP TRUST

BY: Credit Suisse Asset Management, LLC, as its manager

By:		/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Coca-Cola Company Master Trust For 401(K) Plans

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its
General Partner

By:		/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund

By: Alcentra NY, LLC, as investment advisor

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THE EATON CORPORATION MASTER RETIREMENT TRUST

BY: Credit Suisse Asset Management, LLC, as investment manager

By:		/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Hartford Floating Rate Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Hartford Floating Rate High Income Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Hartford Inflation Plus Fund

BY: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Hartford Short Duration Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Hartford Strategic Income Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Hartford Total Return Bond Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Hartford Total Return Bond HLS Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Loomis Sayles Senior Loan Fund, LLC

By: Loomis, Sayles & Company, L.P., Its Managing Member
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Standard Fire Insurance Company

By	/s/ Annette M. Masterson
	Name:	Annette M. Masterson
	Title:	Vice President

For any institution requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The United States Life Insurance Company In the City of New York

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Variable Annuity Life Insurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Western and Southern Life Insurance Company

By:		/s/ Bernie M. Casey
	Name:	Bernie M. Casey
	Title:	AVP & Senior Credit Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THL Credit Wind River 2012-1 CLO Ltd.

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THL Credit Wind River 2014-1 CLO Ltd.

By THL Credit Advisors LLC, as Investment Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THL Credit Wind River 2015-1 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, as Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THL Credit Wind River 2015-2 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, its Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THL Credit Wind River 2016-1 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, its Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THL Credit Wind River 2016-2 CLO Ltd.

By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: THL Credit Wind River 2017-1 CLO Ltd.

By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:		/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Teachers Advisors, Inc., on behalf of TIAA CLO I, Ltd

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TIAA CLO II LTD

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TIAA Global Public Investments, LLC — Series Loan

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Fund

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Plus Fund

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Teachers Advisors, Inc., on behalf of TIAA-CREF Short-Term Bond Fund

By:	/s/ Anders Persson
Title:	Anders Persson
Name:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TICP CLO I, Ltd.

By: TICP CLO I Management LLC, its Collateral Manager

by	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TICP CLO II, Ltd.

                                  By: TICP CLO II Management LLC, its

                                  Collateral Manager

by	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TICP CLO III, Ltd.

By: TICP CLO III Management LLC, its Collateral Manager

by	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: TICP CLO IV, Ltd.

By: TICP CLO IV Management LLC, its Collateral Manager

by	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TICP CLO V 2016-1, Ltd.

By: TICP CLO V 2016-1 Management LLC, its Collateral Manager

by	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: TICP CLO VI 2016-2, Ltd.

                                     By: TICP CLO VI 2016-2 Management LLC,

                                     its Collateral Manager

by	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TRALEE CDO I LTD

By: Par-Four Investment Management, LLC As Collateral Manager

By:		/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TRALEE CLO II, LTD

By:	Par-Four Investment Management, LLC As Collateral Manager

By:		/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: TRALEE CLO III, LTD.

By: Par-Four Investment Management, LLC
As Collateral Manager

By:		/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Transatlantic Reinsurance Company

By: Ares ASIP VII Management, L.P., its Portfolio Manager

By: Ares ASIP VII GP, LLC, its General Partner

By:		/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Treman Park CLO, Ltd.

BY: GSO I Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Trinitas CLO I, Ltd.

By:		/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer of Triumph
Capital Advisors, LLC As Asset Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Trinitas CLO II, Ltd.

By:		/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

For any institution requiring a second signature line:

By:
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Trinitas CLO III, Ltd.

By:		/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Trinitas CLO IV, Ltd.

By:		/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

For any institution requiring a second signature line:

By:
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Trinitas CLO V, Ltd.

By:		/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Trinitas CLO VI, Ltd.

By:		/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Trust for Retiree Medical, Dental and Life Insurance Plan of the Army and Air Force Exchange Service

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Trustmark Insurance Company

By: Crescent Capital Group LP, its adviser

By:		/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

For any institution requiring a second signature line:

By:		/s/ Brian McKeon

	Name:	Brian McKeon
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Tryon Park CLO Ltd.

BY: GSO I Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: UAW Retiree Medical Benefits Trust

By State Street Bank and Trust Company as Trustee

by	/s/ Teri Carroll
	Name:	Teri Carroll
	Title:	Vice President

For any institution requiring a second signature line:

by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: USB AG, Stamford Branch

As Revolver Lender

by	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

by	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: UBS AG, Stamford Branch

As Term Loan Lender

by	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

For any institution requiring a second signature line:

by	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: UBS Financial Services Inc. Pension Plan

As: Bradford & Marzec, LLC as Investment Advisor on behalf of the UBS Financial Services Inc. Pension Plan, account number 17-01283IPWB04

By:		/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: UNISUPER

By: Oak Hill Advisors, L.P. as its Manager

By:		/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: United HealthCare Insurance Company

BY: GSO Capital Advisors LLC as Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: UnitedHealthcare Insurance Company

By: BlackRock Financial Management Inc.; its investment manager

By:		/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Upland CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:		/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Upper Tier Corporate Loan Fund 1

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:		/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: US Loan SV S.a.r.l.

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: U.S. Specialty Insurance Company

BY: BlackRock Investment Management, LLC, its Investment Manager

By:		/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: USAA Mutual Funds Trust - USAA Short - Term Bond Fund

By:		/s/ John Spear
	Name:	John Spear
	Title:	VP Long Term Fixed Income

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Utica Mutual Insurance Company

By: Wellington Management Company LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Valcour Opportunities Master Fund, Ltd.

By:		/s/ John D’Angelo
	Name:	John D’Angelo
	Title:	Sr. Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VALIDUS REINSURANCE LTD

BY: PineBridge Investments LLC Its Investment Manager

By:		/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VantageTrust

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Sgnatory

For any institution requiring a second signature line:

By:		/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture VI CDO Limited

BY: its investment advisor, MJX Asset Management, LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture VII CDO Limited

BY: its investment advisor, MJX Asset Management, LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture VIII CDO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture X CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XI CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VENTURE XII CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VENTURE XIII CLO, Limited

BY: its Investment Advisor MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VENTURE XIV CLO, Limited

By: its investment advisor
MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VENTURE XV CLO, Limited

By: its investment advisor
MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VENTURE XVI CLO, Limited

By: its investment advisor
MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XVII CLO Limited

By: its investment advisor, MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XVIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VENTURE XX CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XXI CLO, Limited

By: its investment advisor
MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XXII CLO Limited

By: its investment advisor MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XXIV CLO, Limited

By: its investment advisor
MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XXV CLO Limited

By its Investment Advisor, MJX Asset Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Venture XXVI CLO, Limited

By: its investment advisor
MJX Venture Management LLC

By:		/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Vermont Pension Investment Committee

By:		/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Vibrant CLO II, Ltd.

By: DFG Investment Advisers, Inc., as Portfolio Manager

By:		/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Vibrant CLO III, Ltd.

BY: DFG Investment Advisers, Inc.

By:		/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Vibrant CLO IV, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

By:		/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VIBRANT CLO, LTD.

By: DFG Investment Advisers, Inc. as Portfolio Manager

By:		/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Vibrant CLO V, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

By:		/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Virginia College Savings Plan

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:		/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Virtus Credit Opportunities Fund

By:		/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Virtus Low Duration Income Fund

By:		/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Virtus Newfleet Multi-Sector Unconstrained Bond ETF

By:		/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Virtus Senior Floating Rate Fund

By:		/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Volvo Group Retirement Trust

BY: Loomis, Sayles & Company, L.P., Its Investment Manager
Loomis, Sayles & Company, Incorporated, Its General Partner

By:		/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: VONWIN CAPITAL MANAGEMENT, LP

by	/s/ Roger Von Spiegel
	Name:	Roger Von Spiegel
	Title:	Managing/Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2012-2, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2012-3, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2012-4, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2013-1, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2013-2, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2013-3, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2014-1, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2014-2, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2014-3, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2014-4, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2015-1, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2015-2, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2015-3, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2016-1, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2016-2, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2016-3, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya CLO 2016-4, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

By:
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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya Credit Opportunities Master Fund

By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya Floating Rate Fund

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund

BY: Voya Investment Trust Co. as its trustee

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund

BY: Voya Investment Trust Co. as its trustee

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya Prime Rate Trust

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

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Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Voya Senior Income Fund

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

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Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution : Waddell & Reed Advisors Global Bond Fund

by	/s/ Mark Beischel
	Name:	Mark Beischel
	Title:	Sr Vice President

For any institution requiring a second signature line:

by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ivy VIP Global Bond

by	/s/ Mark Beischel
	Name:	Mark Beischel
	Title:	Sr Vice President

For any institution requiring a second signature line:

by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ivy Global Bond Fund

by	/s/ Mark Beischel
	Name:	Mark Beischel
	Title:	Sr Vice President

For any institution requiring a second signature line:

by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wasatch CLO Ltd

BY: Invesco Senior Secured Management, Inc. as
Portfolio Manager

By:		/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Washington Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By:		/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Water and Power Employees’ Retirement, Disability and Death Benefit Insurance Plan

By: Neuberger Berman Investment Advisers LLC, as Contactor

By:		/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Webster Park CLO, Ltd

By: GSO I Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellfleet CLO 2015-1, Ltd.

By:		/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellfleet CLO 2016-1, Ltd.

By:		/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellfleet CLO 2016-2, Ltd.

By:		/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellington Multi-Sector Credit Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Core Bond Plus/High Yield Bond Portfolio

By: Wellington Management Company, LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellington Trust Company, NA Multiple Collective Investment Funds Trust II, Multi Sector Credit Portfolio

By: Wellington Management Company, LLP as its Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio

By: Wellington Management Company, LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond PlusIHigh Yield Bond Portfolio

By: Wellington Management Company, LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellington Trust Company, National Association Multiple Common Trust Funds Trust Opportunistic Inflation Sensitive Bond Portfolio

By: Wellington Management Company LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COMMON TRUST FUNDS TRUST, UNCONSTRAINED CORE FIXED INCOME PORTFOLIO

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wellmark, Inc.

By: Wellington Management Company, LLP as its Investment Advisor

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wells Fargo (Lux) Worldwide Fund - U.S. Short-Term High Yield Bond Fund

BY: Wells Capital Management, it Investment Advisor

By:		/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wells Fargo Short-Term High Yield Bond Fund

by: Wells Capital Management, as Investment Advisor

By:		/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wells Fargo Strategic Income Fund

by: Wells Capital Management, as Investment Advisor

By:		/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: WELLS FARGO, NATIONAL ASSOCIATION

by	/s/ Jill Hamilton
	Name:	Jill Hamilton
	Title:	Vice President

For any institution requiring a second signature line:

by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution : WELLS FARGO BANK, N.A

By	/s/ Sanjay Roy
	Name:	Sanjay Roy
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wells Fargo Core Plus Bond Fund

by: Wells Capital Management, as Investment Advisor

By:		/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wells Fargo Multi-Sector Income Fund

by: Wells Capital Management, as Investment Advisor

By:		/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Wells Fargo Real Return Portfolio

by: Wells Capital Management, as Investment Advisor

By:		/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: West CLO 2012-1 Ltd.

By:		/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: West CLO 2013-1 Ltd.

By:		/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: West CLO 2014-1 Ltd.

By:		/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: West CLO 2014-2 Ltd.

By:		/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Westchester CLO, Ltd.

By: Highland Capital Management, L.P.,
As Servicer

By:		/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Westcott Park CLO, Ltd.

By: GSO I Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Westwood CDO I LTD

By: Alcentra NY, LLC, as investment advisor

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Westwood CDO II LTD

By: Alcentra NY, LLC, as investment advisor

By:		/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: WhiteHorse VI, Ltd.

By: H.I.G. WhiteHorse Capital, LLC As: Collateral Manager

by	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Manager

For any institution requiring a second signature line:

by
Name:
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: WhiteHorse VII, Ltd.

By: H.I.G. WhiteHorse Capital, LLC As: Collateral Manager

by	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Manager

For any institution requiring a second signature line:

by
Title:
Name:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: WM Pool - Fixed Interest Trust No. 7

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:		/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: WM Pool - High Yield Fixed Interest Trust

By: Oaktree Capital Management, L.P.

Its: Investment Manager

By:		/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

By:		/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Workers Compensation Fund

By: Wellington Management Company, LLP as its

Investment Adviser

By:		/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: XL RE Europe SE

By: Bain Capital Credit, LP, as Investment Manager

By:		/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Yellowstone Trading, LLC

By: SunTrust Bank, as manager

By:		/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: York CLO-1 Ltd.

by	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: York CLO-2 Ltd.

by	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: York CLO-3 Ltd.

by	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: York CLO-4 Ltd.

by	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Z Capital Credit Partners CLO 2015-1 Ltd.

By: Z Capital CLO Management L.L.C., its Portfolio Manager By: Z Capital Group L.L.C., its Managing Member
By: James J. Zenni Jr. its President and CEO

by	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & CEO

For any institution requiring a second signature line:

by
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SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ZAIS CLO 2, Limited

ZAIS CLO 2, Limited

By:		/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ZAIS CLO 3, Limited

ZAIS CLO 3, Limited

By:		/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ZAIS CLO 5, Limited

By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:		/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ziggurat CLO Ltd.

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

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By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Zilux Senior Loan Fund

BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

By:
Name:
Title: